UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  3/31/2017

Item 1.  Reports to Stockholders.

Semiannual Report 3/31/2017 OppenheimerFunds® The Right Way to Invest Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Citigroup Non-U.S. Dollar World Government Bond Index	JP Morgan Government Bond Index- Emerging Markets Global Diversified	JP Morgan Emerging Markets Bond Index Global Diversified	Reference Index
6-Month	-0.90%	-5.61%	-9.03%	0.01%	-0.31%	-4.62%
1-Year	5.70	0.68	-4.79	5.47	8.92	0.98
5-Year	1.84	0.85	-1.50	-1.62	5.83	0.00
10-Year	4.19	3.69	2.64	4.10	7.03	4.11

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -0.90% during the reporting period, outperforming the Reference Index (“the Index”), a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JP Morgan Government Bond Index – Emerging Markets Global Diversified, and 20% of the JP Morgan Emerging Markets Bond Index Global Diversified, which returned -4.62%.

MARKET OVERVIEW

Markets in general turned to “risk-on” mode after the surprise election of Donald Trump with equities climbing and credit spreads narrowing to the tight levels from early 2015, and U.S. Treasury yields climbing to levels not experienced since 2014. The U.S. dollar rallied over the fourth quarter of 2016, particularly immediately following Mr. Trump’s victory. While this resulted in a generally stronger dollar for the six-month reporting period, much of the move was reversed over the first quarter of 2017 when the greenback depreciated against most currencies during that time, especially against emerging market currencies. In addition, over the first quarter, emerging market local assets reversed most of the losses they had experience in the months since the Presidential election.

Global economic data continued to improve during the reporting period. Growth expectations improved in several countries, including the Eurozone, Japan, UK, China and parts of Asia. U.S. GDP improved in the second half of 2016 but slowed in the first quarter of 2017. That being said, business and consumer confidence indicators (soft data) were among the highest levels seen in the current expansion. Employment and wage gains, hence income growth, continued during the first quarter and the economy was close to full employment. While consumption growth is slowed from a strong pace, the recovery in investment expenditures and receding headwinds from past dollar appreciation added to growth.

International economic and geopolitical concerns remained muted, the Brexit process started smoothly, the Dutch election resulted within mainstream parties securing a convincing majority, and there was progress in Greece program negotiations. In the U.S., the risk of protectionist policies did not materialize in the early days of the administration, though concerns on that front did not fully disappear. The key systemic risk on the market’s radar was the French election, where a Euro-skeptic candidate was polling well before the first round. While current polls suggest a victory by a mainstream candidate, occasional volatility, which was expected to prevail until the election is over.

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As the economy neared the Federal Reserve’s (“Fed”) dual mandates of full employment and price stability, it continued to reduce monetary accommodation and normalize rates. In addition to the 0.25% rate hike in March, the Fed signaled two more hikes in 2017, and the probability that it would start balance sheet normalization later in the year. Market expectations were not too far from the Fed’s projections and the reaction to monetary tightening has been orderly.

FUND REVIEW

The Fund invests in three major risk categories, or levers – interest rates (typically government bonds), currencies, and credit (corporate bonds and other fixed-income instruments containing credit risk). The Fund had mixed results across these levers over the reporting period in absolute terms. The U.S. dollar was generally stronger over the period, hampering absolute returns within the foreign currency exposure of the Fund. Interest rates were also a detractor in absolute terms, as interest rates rose over the period. Finally, credit was a positive contributor to absolute returns. The Fund outperformed the Index due largely to having less currency exposure, less interest rate exposure and more credit exposure than the Index. As mentioned earlier, generally speaking, the reporting period was a “risk-on” environment.

In interest rates, the Fund’s underweight position relative to the Index to low yielding government bonds in Europe and Japan contributed to positive relative performance as yields rose in those markets.

Currencies contributed negatively to the Fund on an absolute basis, but outperformed relative to the Index. In this area, our underweight exposure versus the Index to the Japanese yen and the euro contributed to performance, as these currencies fared poorly for the overall period. An underweight position in emerging market local currencies also hurt the Fund’s performance versus the Index, especially to the Brazilian real and Mexican peso.

The Fund’s exposure to credit contributed positively to performance. Most notable was the exposure to Brazilian as well as Eurozone credit.

STRATEGY & OUTLOOK

In our view, current macroeconomic trends are likely to continue, with the U.S. and Europe continuing to improve modestly, while India and China slow to new and more sustainable growth levels. We believe that globally there will be a multitude of fiscal and monetary policy divergences. These divergences may require us to perform frequent tactical adjustments, and country and lever selection will take precedence this year. Also, we believe cycles are likely to be shorter than they’ve been since the global financial crisis. We see the decade of easy policy globally giving way to shorter fiscal, market and monetary cycles. Below are just a few examples of why we

4        OPPENHEIMER INTERNATIONAL BOND FUND

believe active tactical management should afford opportunities over the coming year.

●	The U.S. is still likely headed toward a modest stimulative fiscal policy with tighter monetary policy, which is generally currency positive, rates negative, and credit neutral.
●	Indian monetary policy is likely to be easier, and fiscal policy should be slightly tighter as structural economic reforms continue amid an election year, suggesting the central bank is likely to return to an easing bias
●	Eurozone monetary policy will remain easy for the year with talk of “tapering” Quantitative Easing (QE) later in the year, while fiscal policies will be mixed. The French election poses the main risk to markets and economies.
●	We think Brazil will likely continue to have tighter fiscal policy but easier monetary policy.
●	China will continue fiscal support of its economy going into the 19th National Party Congress later in the year, while monetary policy is likely to be stable to higher as the central bank continues attempts to stabilize the currency.
●	Countries such as Russia, Malaysia, Indonesia, and South Africa look to fiscally consolidate, which is credit positive but may hamper increased growth and require further monetary policy support. For example, we expect Indonesia to cut one more time, while South Africa’s central bank is likely to be stable on the back of the political environment.

With world growth improving, the reflation trade is very much in force. One could argue that the Trump trade was merely the trigger for investors recognizing the reflation trade rather than a trade in itself. U.S. policy action could add to this further but it is not a requirement. In addition, the one word from China is stability. The uncertainty, however, is in the timing of policy responses in Europe and Japan to this reflation, in how U.S. dollar flows will behave if returns on U.S. assets are muted or negative, and how idiosyncratic stories in emerging markets play out.

In our view, there are multiple scenarios that can play out. Our base case assumes a small fiscal package in the U.S., some tax cuts (but no tax code overhaul) and a Fed continuing along its dots. If such an environment were to occur, we would expect the U.S. dollar to be range bound, but skewed to going up moderately. Our U.S. dollar bull case, which we view as less likely, assumes a proper U.S. stimulus with significant tax cuts and reform and an accelerating Fed, resulting in stronger U.S. dollar appreciation. Our U.S. dollar bear case, which we view as least likely, assumes complete gridlock in the U.S., which would mean that the U.S. dollar has peaked.

Based on these assumptions, the Fund’s foreign exchange exposure remains underweight versus the Index, and the Fund is likely to run between 40%-55% foreign exchange exposure for the time being. While a bulk of the currency exposure is in the euro

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and Japanese yen, we selectively own high-carry emerging market currencies where we believe carry is attractive and fundamentals are improving.

Hemant Baijal
Portfolio Manager

Christopher Kelly
Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	12.4%
Brazil	8.2
India	7.8
United States	6.5
Mexico	6.3
France	5.6
Russia	4.7
Indonesia	4.5
Italy	4.1
South Africa	3.5

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2017, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2017, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-0.90%	5.70%	1.84%	4.19%
Class B (OIBBX)	6/15/95	-1.12	4.91	1.06	3.67
Class C (OIBCX)	6/15/95	-1.12	4.91	1.13	3.45
Class I (OIBIX)	1/27/12	-0.52	6.34	2.34	2.29	*
Class R (OIBNX)	3/1/01	-0.87	5.62	1.57	3.83
Class Y (OIBYX)	9/27/04	-0.78	5.96	2.10	4.50

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-5.61%	0.68%	0.85%	3.69%
Class B (OIBBX)	6/15/95	-5.96	-0.09	0.71	3.67
Class C (OIBCX)	6/15/95	-2.08	3.91	1.13	3.45
Class I (OIBIX)	1/27/12	-0.52	6.34	2.34	2.29	*
Class R (OIBNX)	3/1/01	-0.87	5.62	1.57	3.83
Class Y (OIBYX)	9/27/04	-0.78	5.96	2.10	4.50

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/17
Class A	3.72%
Class B	3.15
Class C	3.15
Class I	4.29
Class R	3.65
Class Y	4.15

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge (“CDSC”) of 5% (1-year) and 2% (5-year); and for Class C shares, the CDSC of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not

8        OPPENHEIMER INTERNATIONAL BOND FUND

annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 3/31/17 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, JP Morgan Government Bond Index, the JP Morgan Emerging Markets Bond Index, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The JP Morgan Government Bond Index is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JP Morgan Emerging Markets Bond Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JP Morgan Government Bond Index, and 20% of the JP Morgan Emerging Markets Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2016	Ending Account Value March 31, 2017	Expenses Paid During 6 Months Ended March 31, 2017
Class A	$ 1,000.00	$ 991.00	$ 5.08
Class B	1,000.00	988.80	8.82
Class C	1,000.00	988.80	8.82
Class I	1,000.00	994.80	2.94
Class R	1,000.00	991.30	6.33
Class Y	1,000.00	992.20	3.83

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.85	5.15
Class B	1,000.00	1,016.11	8.94
Class C	1,000.00	1,016.11	8.94
Class I	1,000.00	1,021.99	2.98
Class R	1,000.00	1,018.60	6.41
Class Y	1,000.00	1,021.09	3.89

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.77
Class C	1.77
Class I	0.59
Class R	1.27
Class Y	0.77

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2017 Unaudited

		Principal Amount	Value
Asset-Backed Securities—1.7%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.046%, 10/15/23[1]	EUR	12,700,000	$13,552,709
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.29%, 11/15/23[1]	EUR	7,931,617	8,504,019
Bancaja Fondo de Titulizacion, Series 10, Cl. C, 0.171%, 5/22/50[1,2]	EUR	12,000,000	7,047,652
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.309%, 7/24/23[1]	EUR	9,500,000	10,127,414
CVC Cordatus Loan Fund IV Ltd., Series 4X, Cl. E, 5.90%, 1/24/28[1]	EUR	5,000,000	5,333,733
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.609%, 1/25/23[1]	EUR	12,082,117	12,283,397
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.27%, 12/14/22[1]	EUR	11,856,645	12,725,193
Jubilee CLO BV, Series 2015-16X, Cl. E, 5.25%, 12/15/29[1]	EUR	3,750,000	3,992,073
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.559%, 7/24/23[1]	EUR	3,088,154	2,935,990
TDA Ibercaja 6 Fondo de Titulizacion de Activos, Series 6, Cl. A, 0%, 11/25/51[1]	EUR	3,182,059	3,237,755
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.762%, 8/27/22[1]	EUR	10,000,000	10,707,553

Total Asset-Backed Securities (Cost $96,739,188)			90,447,488

Mortgage-Backed Obligations—2.7%
Alba plc, Series 2007-1, Cl. C, 0.634%, 3/17/39[1]	GBP	13,747,128	15,120,753
Capital Mortgage Srl, Series 2007-1, Cl. B, 0%, 1/30/47[1]	EUR	8,000,000	5,041,637
Eurohome UK Mortgages plc, Series 2007-2, Cl. B1, 1.744%, 9/15/44[1]	GBP	4,000,000	3,542,144
Eurosail plc, Series 2007-5X, Cl. A1A, 1.114%, 9/13/45[1]	GBP	11,787,055	13,638,899
Eurosail-UK plc, Series 2007-2X, Cl. C1A, 0.121%, 3/13/45[1]	EUR	5,000,000	3,908,686
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Cl. E, 1.772%, 1/18/49[1]	EUR	7,700,000	4,395,800
Fondo de Titulizacion de Activos UCI 17, Series 17, Cl. B, 0.021%, 12/17/49[1]	EUR	6,400,000	3,927,783
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0%, 1/15/50[1]	EUR	2,722,417	2,439,265
Hipocat 7 Fondo de Titulizacion de Activos, Series HIPO-7, Cl. C, 0.073%, 7/15/36[1]	EUR	3,668,339	3,094,313
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0%, 7/15/38[1]	EUR	8,700,000	5,599,017
IM Pastor 4 Fondo de Titulizacion de Activos: Series 4, Cl. A, , 3/22/44[1]	EUR	19,961,179	17,636,772
Series 4, Cl. B, , 3/22/44[1]	EUR	3,000,000	1,422,110
Ludgate Funding plc, Series 2007-1, 0%, 1/1/61	GBP	207,500,000	8,438,585
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.23%, 9/15/48[1]	EUR	3,308,556	1,978,541
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0%, 7/20/59[1]	EUR	1,433,810	1,320,933
Mansard Mortgages plc: Series 2006-1X, Cl. B1, 1.457%, 10/15/48[1]	GBP	3,446,042	3,982,927
Series 2007-2X, Cl. M2, 2.344%, 12/15/49[1]	GBP	7,175,000	8,541,554

12        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Newgate Funding:
Series 2006-2, Cl. CB, 0.111%, 12/1/50[1]	EUR	4,439,173	$4,017,715
Series 2007-2X, Cl. BB, , 12/15/50[1]	EUR	5,851,321	5,154,488
Series 2007-2X, Cl. CB, 0.11%, 12/15/50[1]	EUR	4,030,910	3,393,900
Series 2007-3X, Cl. D, 3.344%, 12/15/50[1]	GBP	5,316,114	6,247,304
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.758%, 11/15/35[1]	GBP	7,671,937	9,251,800
Rural Hipotecario I Fondo de Titulizacion Hipotecaria:
Series 6, Cl. C, 0.623%, 10/17/36[1]	EUR	2,079,382	1,724,450
Series 9, Cl. C, 0.192%, 2/17/50[1]	EUR	4,800,000	3,565,650
Southern Pacific Financing plc, Series 2005-B, Cl. D, 1.057%, 6/10/43[1]	GBP	6,017,811	6,037,676

Total Mortgage-Backed Obligations (Cost $165,628,867)			143,422,702

Foreign Government Obligations—54.0%
Argentina—2.8%
Argentine Republic:
2.25% Bonds, 4/28/20[3]	ARS	190,530,000	13,859,710
2.50% Bonds, 7/22/21[3]	ARS	228,600,000	17,859,811
2.50% Sr. Unsec. Nts., 12/31/38[1]		4,045,000	2,556,440
6.875% Sr. Unsec. Nts., 1/26/27[4]		8,890,000	9,007,792
7.50% Sr. Unsec. Nts., 4/22/26[4]		17,200,000	18,292,200
15.50% Bonds, 10/17/26	ARS	135,000,000	9,288,147
16.00% Bonds, 10/17/23	ARS	118,258,140	8,033,202
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	14,895,451
21.20% Bonds, 9/19/18	ARS	150,000,000	10,211,795
23.306% Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	12,697,061
Province de Cordoba, 7.45% Sr. Unsec. Nts., 9/1/24[4]		5,920,000	6,016,449
Province of Buenos Aires:
6.50% Sr. Unsec. Nts., 2/15/23[4]		6,520,000	6,550,644
7.875% Sr. Unsec. Nts., 6/15/27[4]		9,800,000	9,948,960
9.125% Sr. Unsec. Nts., 3/16/24[4]		7,000,000	7,778,750

			146,996,412
Australia—1.5%
Commonwealth of Australia:
2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	10,700,592
2.75% Sr. Unsec. Nts., 11/21/27	AUD	50,800,000	38,783,797
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	8,497,522
Queensland Treasury Corp., Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	21,267,939

			79,249,850
Brazil—6.1%
Federative Republic of Brazil:
5.00% Sr. Unsec. Nts., 1/27/45		14,680,000	13,138,600
5.625% Sr. Unsec. Nts., 1/7/41		3,000,000	2,932,500
9.762% Unsec. Nts., 1/1/18	BRL	100,000,000	31,974,764
9.762% Unsec. Nts., 1/1/19	BRL	100,000,000	32,230,306

13        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Brazil (Continued)
Federative Republic of Brazil: (Continued)
9.762% Unsec. Nts., 1/1/21	BRL	400,000,000	$128,537,911
10.00% Unsec. Nts., 1/1/25	BRL	130,000,000	41,575,498
12.90% Unsec. Nts., 8/15/22	BRL	30,170,000	29,710,774
18.194% Unsec. Nts., 5/15/45	BRL	36,000,000	38,133,700

			318,234,053
Chile—0.3%
Republic of Chile, 4.50% Unsec. Nts., 2/28/21	CLP	11,335,000,000	17,748,648
Colombia—0.4%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		3,380,000	3,486,470
6.125% Sr. Unsec. Nts., 1/18/41		17,165,000	19,653,925

			23,140,395
Costa Rica—0.1%
Republic of Costa Rica, 7.158% Sr. Unsec. Nts., 3/12/45[4]		5,090,000	5,198,163
Croatia—0.3%
Republic of Croatia:
3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,065,000	9,376,177
6.75% Sr. Unsec. Nts., 11/5/19[4]		6,890,000	7,511,210

			16,887,387
Cyprus—0.5%
Republic of Cyprus, 3.75% Sr. Unsec. Nts., 7/26/23	EUR	22,500,000	25,118,731
Dominican Republic—0.4%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[4]		11,860,000	12,170,874
6.85% Sr. Unsec. Nts., 1/27/45[4]		5,920,000	6,156,800

			18,327,674
Ecuador—0.4%
Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[4]		6,555,000	6,800,813
10.75% Sr. Unsec. Nts., 3/28/22[4]		14,885,000	15,778,100

			22,578,913
Egypt—0.2%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[4]		5,930,000	6,178,319
8.50% Sr. Unsec. Nts., 1/31/47[4]		5,935,000	6,394,962

			12,573,281
France—2.9%
French Republic:
0.25% Bonds, 11/25/26	EUR	10,000,000	9,972,702

14        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
France (Continued)
French Republic: (Continued)
1.25% Bonds, 5/25/36[4]	EUR	20,000,000	$19,904,312
3.25% Bonds, 5/25/45	EUR	25,500,000	34,745,651
3.50% Bonds, 4/25/26	EUR	65,440,000	86,062,785

			150,685,450
Gabon—0.2%
Gabonese Republic:
6.375% Bonds, 12/12/24[4]		6,910,000	6,707,019
6.95% Sr. Unsec. Nts., 6/16/25[4]		2,985,000	2,926,165

			9,633,184
Greece—1.0%
Hellenic Republic:
3.00% Bonds, 2/24/23[1]	EUR	1,750,000	1,550,431
3.00% Bonds, 2/24/24[1]	EUR	1,750,000	1,522,252
3.00% Bonds, 2/24/25[1]	EUR	1,750,000	1,501,958
3.00% Bonds, 2/24/26[1]	EUR	1,750,000	1,478,868
3.00% Bonds, 2/24/27[1]	EUR	1,750,000	1,462,229
3.00% Bonds, 2/24/28[1]	EUR	1,750,000	1,407,090
3.00% Bonds, 2/24/29[1]	EUR	6,750,000	5,278,152
3.00% Bonds, 2/24/30[1]	EUR	1,750,000	1,343,927
3.00% Bonds, 2/24/31[1]	EUR	1,750,000	1,321,522
3.00% Bonds, 2/24/32[1]	EUR	1,750,000	1,301,657
3.00% Bonds, 2/24/33[1]	EUR	1,750,000	1,283,352
3.00% Bonds, 2/24/34[1]	EUR	1,750,000	1,268,090
3.00% Bonds, 2/24/35[1]	EUR	1,750,000	1,246,510
3.00% Bonds, 2/24/36[1]	EUR	1,750,000	1,242,147
3.00% Bonds, 2/24/37[1]	EUR	1,750,000	1,233,183
3.00% Bonds, 2/24/38[1]	EUR	1,750,000	1,230,927
3.00% Bonds, 2/24/39[1]	EUR	1,750,000	1,230,123
3.00% Bonds, 2/24/40[1]	EUR	1,750,000	1,228,579
3.00% Bonds, 2/24/41[1]	EUR	1,750,000	1,229,830
3.00% Bonds, 2/24/42[1]	EUR	1,750,000	1,230,614
6.14% Sr. Unsec. Nts., 4/14/28	EUR	25,000,000	22,907,023

			53,498,464
Honduras—0.2%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[4]		4,145,000	4,215,962
7.50% Sr. Unsec. Nts., 3/15/24[4]		5,000,000	5,518,750

			9,734,712
Hungary—1.0%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		13,770,000	15,587,585
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	30,325,635

15        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Hungary (Continued)
Hungary: (Continued)
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	$6,299,837

			52,213,057

India—4.8%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	2,300,000,000	37,005,897
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	20,867,587
8.27% Sr. Unsec. Nts., 6/9/20	INR	8,023,000,000	129,533,241
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	66,369,097

			253,775,822

Indonesia—3.5%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[4]		4,560,000	4,736,700
4.55% Sr. Unsec. Nts., 3/29/26[4]		6,680,000	6,938,850
Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[4]	EUR	2,755,000	3,147,320
3.70% Sr. Unsec. Nts., 1/8/22[4]		4,215,000	4,306,107
3.75% Sr. Unsec. Nts., 6/14/28[4]	EUR	3,340,000	3,824,014
4.125% Sr. Unsec. Nts., 1/15/25[4]		3,450,000	3,550,015
5.875% Sr. Unsec. Nts., 3/13/20[4]		3,450,000	3,777,550
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	450,000,000,000	35,514,221
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	23,552,970
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	250,000,000,000	18,760,985
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	429,691,000,000	32,470,200
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	488,080,000,000	40,702,330

			181,281,262

Iraq—0.1%
Republic of Iraq, 5.80% Unsec. Nts., 1/15/28[4]		3,445,000	3,048,908

Italy—2.1%
Republic of Italy, 2.70% Unsec. Nts., 3/1/47[4]	EUR	40,000,000	38,321,077
Republic of Italy (The):
1.25% Bonds, 12/1/26	EUR	63,000,000	62,159,973
2.80% Bonds, 3/1/67[4]	EUR	12,500,000	11,234,938

			111,715,988

Ivory Coast—0.2%
Republic of Cote d’Ivoire, 5.75% Sr. Unsec. Nts., 12/31/32[1]		8,472,100	7,900,775

Jamaica—0.2%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		5,000,000	5,727,750
8.00% Sr. Unsec. Nts., 3/15/39		2,340,000	2,692,474

			8,420,224

16        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Kazakhstan—0.2%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[4]		$12,030,000	$11,853,039

Malaysia—1.1%
Federation of Malaysia:
3.26% Sr. Unsec. Nts., 3/1/18	MYR	50,000,000	11,287,154
3.58% Sr. Unsec. Nts., 9/28/18	MYR	200,000,000	45,287,900

			56,575,054

Mexico—5.0%
United Mexican States:
4.00% Bonds, 6/13/19[3]	MXN	1,070,460,930	58,381,194
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	350,000,000	17,922,819
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	21,118,188
Series M10, 7.75% Bonds, 12/14/17	MXN	2,000,000,000	107,628,090
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	43,938,358
Series M30, 10.00% Bonds, 11/20/36	MXN	190,000,000	12,836,043

			261,824,692

Namibia—0.1%
Republic of Namibia, 5.25% Sr. Unsec. Nts., 10/29/25[4]		7,130,000	7,211,639

New Zealand—0.2%
Commonwealth of New Zealand, Series 0437, 2.75% Sr. Unsec. Nts., 4/15/37	NZD	15,000,000	8,943,259

Nigeria—0.0%
Federal Republic of Nigeria, 7.875% Sr. Unsec. Nts., 2/16/32[4]		2,450,000	2,561,720

Peru—1.3%
Republic of Peru:
2.75% Sr. Unsec. Nts., 1/30/26	EUR	6,885,000	8,082,164
3.75% Sr. Unsec. Nts., 3/1/30	EUR	7,660,000	9,428,085
5.625% Sr. Unsec. Nts., 11/18/50		3,670,000	4,381,063
6.35% Sr. Unsec. Nts., 8/12/28[4]	PEN	112,140,000	35,160,766
8.20% Sr. Unsec. Nts., 8/12/26[4]	PEN	29,000,000	10,540,493

			67,592,571

Poland—0.4%
Republic of Poland, Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	21,369,878

Portugal—0.9%
Portuguese Republic:
2.875% Sr. Unsec. Nts., 10/15/25[4]	EUR	18,000,000	18,498,516
4.125% Sr. Unsec. Nts., 4/14/27[4]	EUR	25,000,000	27,034,659

			45,533,175

Romania—0.3%
Romania:
2.75% Sr. Unsec. Nts., 10/29/25[4]	EUR	5,960,000	6,749,763

17        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Romania (Continued)
Romania: (Continued)
3.875% Sr. Unsec. Nts., 10/29/35[4]	EUR	1,900,000	$2,147,192
4.875% Sr. Unsec. Nts., 1/22/24[4]		6,895,000	7,497,278

			16,394,233

Russia—3.6%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd., 7.75% Sr. Unsec. Nts., 2/13/18[4]	RUB	132,500,000	2,325,492
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	1,000,000,000	17,673,848
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,280,000,000	22,010,701
Series 6216, 6.70% Bonds, 5/15/19	RUB	8,543,000,000	148,051,849

			190,061,890

Senegal—0.1%
Republic of Senegal, 6.25% Bonds, 7/30/24[4]		3,330,000	3,373,623

Serbia—0.4%
Republic of Serbia:
5.25% Sr. Unsec. Nts., 11/21/17[4]		6,345,000	6,478,892
5.875% Unsec. Nts., 12/3/18[4]		12,495,000	13,160,359

			19,639,251

South Africa—3.3%
Republic of South Africa:
6.50% Bonds, 2/28/41	ZAR	255,000,000	13,389,398
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	22,591,315
Series 2048, 8.75% Bonds, 2/28/48	ZAR	152,000,000	10,241,104
Series R186, 10.50% Bonds, 12/21/26	ZAR	1,112,200,000	91,732,076
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	36,902,178

			174,856,071

Spain—0.2%
Kingdom of Spain, 2.90% Sr. Unsec. Nts., 10/31/46[4]	EUR	11,000,000	11,767,305

Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.125% Sr. Unsec. Nts., 4/11/19[4]		2,965,000	3,041,915
5.875% Sr. Unsec. Nts., 7/25/22[4]		6,875,000	7,071,199
6.00% Sr. Unsec. Nts., 1/14/19[4]		9,030,000	9,368,327
6.25% Sr. Unsec. Nts., 10/4/20[4]		3,055,000	3,222,454

			22,703,895

Turkey—0.8%
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	45,000,000	11,802,680
8.80% Bonds, 11/14/18	TRY	73,165,000	19,492,817

18        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Turkey (Continued)
Republic of Turkey: (Continued)
11.00% Bonds, 2/24/27	TRY	30,000,000	$8,455,915

			39,751,412

Ukraine—1.2%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/19		37,575,000	38,399,396
7.75% Sr. Unsec. Nts., 9/1/21		5,280,000	5,212,416
7.75% Sr. Unsec. Nts., 9/1/22		12,460,000	12,000,537
7.75% Sr. Unsec. Nts., 9/1/23		5,970,000	5,656,097

			61,268,446

United Kingdom—4.9%
United Kingdom:
2.75% Bonds, 9/7/24	GBP	97,000,000	138,755,684
3.25% Unsec. Nts., 1/22/44	GBP	71,340,000	117,530,742

			256,286,426

Uruguay—0.3%
Oriental Republic of Uruguay, 5.10% Sr. Unsec. Nts., 6/18/50		17,430,000	16,819,950

Vietnam—0.1%
Socialist Republic of Vietnam, 4.80% Sr. Unsec. Nts., 11/19/24[4]		6,815,000	6,953,317

Total Foreign Government Obligations (Cost $2,807,172,214)			2,831,302,199

Corporate Bonds and Notes—30.6%
Consumer Discretionary—1.6%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,610,647
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,345,918

			9,956,565

Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sec. Nts., 4/15/22[5]		1,000,000	1,005,625
Daimler AG, 1.375% Sr. Unsec. Nts., 5/11/28	EUR	5,000,000	5,377,925

			6,383,550

Hotels, Restaurants & Leisure—0.0%
Raizen Fuels Finance SA, 5.30% Sr. Unsec. Nts., 1/20/27[4]		2,960,000	3,008,100

Household Durables—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
4.125% Sr. Sec. Nts., 5/15/23	EUR	5,425,000	6,166,273

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		5,505,000	5,536,373

19        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media—1.0%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25[4]	EUR	9,725,000	$11,082,688
SES SA, 4.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,050,000	4,526,051
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[4]	EUR	5,000,000	5,771,137
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[4]	EUR	8,400,000	9,683,834
Virgin Media Secured Finance plc, 4.875% Sr. Sec. Nts., 1/15/27[4]	GBP	7,000,000	8,859,854
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]		1,920,000	2,001,600
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[4]	EUR	8,000,000	8,928,988

			50,854,152

Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 3.625% Sr. Unsec. Nts., 7/15/24[4]	EUR	4,000,000	4,435,682

Consumer Staples—0.1%
Food Products—0.1%
Kernel Holding SA, 8.75% Sr. Unsec. Nts., 1/31/22[4]		3,705,000	3,845,864

Energy—5.2%
Energy Equipment & Services—0.7%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[4]		11,693,000	12,032,916
6.45% Sr. Unsec. Nts., 5/30/44[4]		17,700,000	20,026,364
Societe Generale SA, 8.875% Jr. Sub. Perpetual Bonds[1,6]	GBP	2,000,000	2,674,989

			34,734,269

Oil, Gas & Consumable Fuels—4.5%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,208,832
Bukit Makmur Mandiri Utama PT, 7.75% Sr. Unsec. Nts., 2/13/22[4]		2,525,000	2,619,422
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[4]		8,435,000	8,844,232
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[4]		13,665,000	14,195,557
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		10,800,000	12,110,494
ING Bank NV, 3.625% Sub. Nts., 2/25/26[1]	EUR	15,000,000	17,403,071
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[4]		3,645,000	3,680,302
6.375% Sr. Unsec. Nts., 4/9/21[4]		8,820,000	9,709,012
7.00% Sr. Unsec. Nts., 5/5/20[4]		7,210,000	7,968,045
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[4]		2,830,000	2,884,806
ONGC Videsh Vankorneft Pte Ltd., 3.75% Sr. Unsec. Nts., 7/27/26		5,000,000	4,917,070
Origin Energy Finance Ltd., 7.875% Sub. Nts., 6/16/71[1]	EUR	9,900,000	11,249,485
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		13,880,000	13,186,000
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	8,258,650
6.125% Sr. Unsec. Nts., 1/17/22		2,745,000	2,884,995
7.375% Sr. Unsec. Nts., 1/17/27		5,916,000	6,269,185

20        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Petrobras Global Finance BV: (Continued)
8.375% Sr. Unsec. Nts., 5/23/21		$17,335,000	$19,653,556
8.75% Sr. Unsec. Nts., 5/23/26		3,865,000	4,483,400
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[12]	EUR	4,175,000	4,540,416
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,277,374
4.625% Sr. Unsec. Nts., 9/21/23		15,350,000	15,476,637
5.375% Sr. Unsec. Nts., 3/13/22[4]		2,985,000	3,140,817
6.375% Sr. Unsec. Nts., 2/4/21		6,635,000	7,213,771
6.875% Sr. Unsec. Nts., 8/4/26		3,215,000	3,576,687
Proven Glory Capital Ltd., 4% Sr. Unsec. Nts., 2/21/27[12]		5,840,000	5,791,861
TOTAL SA:
3.369% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,000,000	4,229,009
3.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	6,070,000	6,883,282
Transcanada Trust, 5.30% Jr. Sub. Nts., 3/15/77[1]		9,130,000	9,033,012
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[4]		2,720,000	2,720,000
YPF Sociedad Anonima, 23.854% Sr. Unsec. Nts., 7/7/20[1,4]		8,000,000	9,080,443
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[4]		800,000	779,696

			236,269,119
Financials—16.2%
Capital Markets—2.0%
ContourGlobal Power Holdings SA, 5.125% Sec. Nts., 6/15/21[4]	EUR	1,160,000	1,308,383
Credit Suisse Group AG:
3.574% Sr. Unsec. Nts., 1/9/23[4]		12,000,000	11,991,360
7.50% Jr. Sub. Perpetual Bonds[1,6]		22,000,000	23,893,232
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec. Nts., 6/9/23		10,000,000	10,050,730
Deutsche Bank AG, 4.25% Sr. Unsec. Nts., 10/14/21[4]		10,000,000	10,258,170
Equate Petrochemical BV, 4.25% Sr. Unsec. Nts., 11/3/26[4]		6,090,000	6,105,347
Macquarie Bank Ltd. (London), 6.125% Jr. Sub. Perpetual Bonds[1,6,12]		7,000,000	7,052,500
Seven & Seven Ltd., 2.43% Sr. Unsec. Nts., 9/11/19[1,4]		2,500,000	2,484,550
UBS Group AG:
6.875% Jr. Sub. Perpetual Bonds[1,6]		4,595,000	4,784,544
7.00% Jr. Sub. Perpetual Bonds[1,6]		8,000,000	8,625,000
7.125% Jr. Sub. Perpetual Bonds[1,6]		16,000,000	16,811,364

			103,365,180
Commercial Banks—11.2%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[4]		8,705,000	8,982,724
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]	TRY	11,095,000	2,935,626
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1]	EUR	16,000,000	17,935,468
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[2]		612,810	—
Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	17,000,000	18,187,903
7.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	12,800,000	13,684,029
8.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	17,800,000	20,821,482

21        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Banco Hipotecario SA, 22.333% Sr. Unsec. Nts., 1/12/20[1,4]	ARS	75,979,000	$5,172,250
Banco Macro SA, 6.75% Sub. Nts., 11/4/26[1,4]		1,610,000	1,619,982
Bank of China Ltd., 5% Sub. Nts., 11/13/24[4]		25,000,000	26,608,650
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	4,090,000	4,579,322
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	14,027,391
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	13,537,963
Bankinter SA, 2.50% Sub. Nts., 4/6/27[5,12]	EUR	4,000,000	4,272,534
Barclays Bank plc, 7.625% Sub. Nts., 11/21/22		7,000,000	7,669,025
Barclays plc:
6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	15,000,000	16,300,277
7.25% Jr. Sub. Perpetual Bonds[1,6,12]	GBP	6,500,000	8,235,468
7.875% Jr. Sub. Perpetual Bonds[1,6]		8,000,000	9,636,574
8.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	11,575,000	13,405,217
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,4,6]		6,000,000	6,390,000
BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	3,500,000	3,855,638
4.50% Sub. Nts., 3/15/25[4]		5,000,000	4,926,475
Caixa Geral de Depositos SA, 10.75% Jr. Sub. Perpetual Bonds[1,6,12]	EUR	7,000,000	7,518,940
China Construction Bank Corp., 3.875% Sub. Nts., 5/13/25[1]		5,930,000	6,034,060
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,916,105
Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	5,090,000	5,606,460
Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,6]	EUR	10,000,000	10,831,348
Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,4,6]		4,405,000	4,707,844
8.375% Jr. Sub. Perpetual Bonds[1,4,6]		25,000,000	27,906,250
Credit Bank of Moscow Via CBOM Finance plc, 7.50% Sub. Nts., 10/5/27[1,4,5]		3,840,000	3,904,980
DNB Bank ASA, 6.50% Jr. Sub. Perpetual Bonds[1,6]		2,500,000	2,615,735
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,298,364
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,796,480
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,213,398
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[4]		3,660,000	3,634,380
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[4]		700,000	701,750
HBOS plc, 4.50% Sub. Nts., 3/18/30[1]	EUR	5,000,000	6,087,566
HP Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24[5,12]	EUR	2,600,000	2,796,216
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[1,6]	GBP	3,100,000	4,564,900
HSBC Holdings plc, 6.875% Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,337,500
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]		20,001,000	20,026,001
ING Groep NV, 6.875% Jr. Sub. Perpetual Bonds[1,6]		8,000,000	8,292,000
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[4]		7,150,000	6,735,665
5.71% Sub. Nts., 1/15/26[4]		10,000,000	9,706,510
7.70% Jr. Sub. Perpetual Bonds[1,4,6]		14,000,000	13,440,000
KBC Group NV, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,220,000	4,588,377

22        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		$3,310,000	$3,435,479
Lloyds Bank plc, 13% Jr. Sub. Perpetual Bonds[1,6]	GBP	5,000,000	11,401,390
Lloyds Banking Group plc:
3.75% Sr. Unsec. Nts., 1/11/27		15,000,000	14,774,325
4.65% Sub. Nts., 3/24/26		15,000,000	15,349,905
7.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	13,000,000	16,712,076
7.625% Jr. Sub. Perpetual Bonds[1,6]	GBP	8,000,000	10,951,739
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,248,768
NN Group NV, 4.625% Sub. Nts., 4/8/44[1]	EUR	10,945,000	12,562,998
Pontis IV Ltd., 5.125% Sr. Sec. Nts., 3/31/27[4]		2,030,000	2,035,818
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,4,6]	GBP	8,355,000	11,106,013
Royal Bank of Scotland Group plc:
2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	9,945,211
7.64% Jr. Sub. Perpetual Bonds[1,6]		3,715,000	3,482,812
Santander UK Group Holdings plc:
4.75% Sub. Nts., 9/15/25[4]		6,870,000	6,875,331
6.75% Jr. Sub. Perpetual Bonds[1,5,6,12]	GBP	5,000,000	6,287,678
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,4]		10,340,000	10,668,605
Societe Generale SA:
1.375% Sub. Perpetual Bonds[1,6]		5,000,000	3,650,000
4.25% Sub. Nts., 4/14/25[4]		5,000,000	4,908,605
7.375% Jr. Sub. Perpetual Bonds[1,4,6]		5,000,000	5,090,500
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[4]	EUR	4,100,000	4,460,509
Standard Chartered Bank, 5.375% Jr. Sub. Perpetual Bonds[1,6]	GBP	4,000,000	5,124,727
Standard Chartered plc:
2.549% Jr. Sub. Perpetual Bonds[1,6]		13,200,000	11,101,847
4.30% Sub. Nts., 2/19/27[4]		7,000,000	6,896,253
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[4]		1,535,000	1,512,105
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[4]		3,185,000	3,062,346
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[4]		1,835,000	1,817,237
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,4]		2,330,000	2,330,564
UniCredit SpA, 6.95% Sub. Nts., 10/31/22	EUR	5,000,000	6,277,328

			586,114,996
Consumer Finance—0.2%
Virgin Media Secured Finance plc, 5% Sr. Sec. Nts., 4/15/27[4]	GBP	7,000,000	8,879,297

Diversified Financial Services—0.3%
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[4]	MXN	34,101,099	182,342
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[4]		11,135,000	11,886,612
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,785,439
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	4,019,177

			18,873,570

23        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Insurance—2.0%
Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	$12,067,951
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,560,000	8,980,311
AXA SA:
3.375% Sub. Nts., 7/6/47[1]	EUR	5,000,000	5,540,959
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	5,949,922
8.60% Sub. Nts., 12/15/30		7,325,000	10,192,738
Beazley Re DAC, 5.875% Sub. Nts., 11/4/26		10,920,000	11,165,700
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% Sub. Nts., 9/11/44[1]		20,000,000	20,006,240
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50% Sub. Nts., 10/1/46[1]	EUR	4,000,000	4,565,592
ELM BV for Helvetia Schweizerische Versicherungsgesellschaft AG, 3.375% Sub. Nts., 9/29/47[1,5,12]	EUR	2,000,000	2,157,710
Mapfre SA, 4.375% Sub. Nts., 3/31/47[1,12]	EUR	3,000,000	3,291,928
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,266,604
Stichting AK Rabobank Certificaten, 6.50% Jr. Sub. Perpetual Bonds[6]	EUR	14,500,000	17,450,901

			106,636,556
Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45%
Sec. Nts., 3/13/34[2,3]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[4]		6,855,000	6,923,550

			6,923,550
Real Estate Management & Development—0.2%
Jababeka International BV, 6.50% Sr. Unsec. Nts., 10/5/23[4]		3,850,000	3,979,110
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[4]		1,225,000	1,221,472
Stedin Holding NV, 3.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	3,000,000	3,359,092

			8,559,674
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,894,664
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,204,136
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,986,775

			11,085,575
Health Care—0.4%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[4]		6,360,000	6,289,245
Life Sciences Tools & Services—0.2%
Quintiles IMS, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[4]	EUR	6,000,000	6,368,796
3.25% Sr. Unsec. Nts., 3/15/25[12]	EUR	1,000,000	1,061,466

			7,430,262

24       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Pharmaceuticals—0.1%
Aegon NV, 1.506% Sub. Perpetual Bonds[1,6]	EUR	3,176,462	$2,333,858
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	4,515,000	4,946,067

			7,279,925
Industrials—0.5%
Aerospace & Defense—0.1%
Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27		5,930,000	6,124,089
Construction & Engineering—0.3%
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[3,4]	COP	10,107,644,400	3,564,068
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[4]		3,335,000	3,718,525
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[4]		7,335,000	7,051,106

			14,333,699
Professional Services—0.0%
Nassa Topco AS, 2.875% Sr. Unsec. Nts., 4/6/24[4,5]	EUR	2,000,000	2,158,936
Transportation Infrastructure—0.1%
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[4]		5,115,000	5,925,605
Information Technology—0.2%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[4]		2,370,000	2,358,624
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	7,677,711

			10,036,335
Materials—2.3%
Chemicals—0.7%
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,500,000	8,518,841
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[4]	EUR	2,000,000	2,097,941
3.375% Sr. Unsec. Nts., 5/15/25[4]	EUR	5,000,000	5,412,938
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[4]		2,665,000	2,751,612
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	8,495,824
4.625% Sr. Unsec. Nts., 7/15/24		8,130,000	8,566,378

			35,843,534
Construction Materials—0.3%
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[4]	EUR	700,000	785,778
5.70% Sr. Sec. Nts., 1/11/25[4]		4,610,000	4,782,875
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec.
Nts., 6/8/25[1,4]		4,165,000	4,256,630
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[4]		2,750,000	2,750,825

25        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Construction Materials (Continued)
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[4]		$1,870,000	$1,949,475

			14,525,583
Containers & Packaging—0.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 2.75% Sr. Sec. Nts., 3/15/24[12]	EUR	3,500,000	3,686,754
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[4]		4,925,000	4,965,878
Smurfit Kappa Acquisitions Unltd Co., 4.875% Sr. Sec. Nts., 9/15/18[4]		8,535,000	8,791,050

			17,443,682
Metals & Mining—0.8%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		6,065,000	6,284,856
ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	5,544,027
Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[4]	EUR	1,000,000	1,117,557
Evraz Group SA, 5.375% Sr. Unsec. Nts., 3/20/23[4]		3,720,000	3,733,950
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[4]		4,945,000	5,043,955
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		5,930,000	6,003,414
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[4]		1,250,000	1,322,216
Polyus Gold International Ltd., 5.25% Sr. Unsec. Nts., 2/7/23[4]		5,915,000	6,054,298
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,655,000	5,920,386

			41,024,659
Paper & Forest Products—0.2%
Fibria Overseas Finance Ltd., 5.50% Sr. Unsec. Nts., 1/17/27		5,475,000	5,493,615
Stora Enso OYJ, 2.125% Sr. Unsec. Nts., 6/16/23	EUR	1,000,000	1,083,553
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[4]		6,355,000	6,488,455

			13,065,623
Telecommunication Services—2.6%
Diversified Telecommunication Services—1.9%
British Telecommunications plc, 1.75% Sr. Unsec. Nts., 3/10/26	EUR	5,000,000	5,480,914
Genneia SA, 8.75% Sr. Unsec. Nts., 1/20/22[4]		1,990,000	2,079,550
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,064,043
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	14,626,038
Telecom Italia SpA:
3.625% Sr. Unsec. Nts., 1/19/24	EUR	5,140,000	5,824,718
7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	6,527,515
Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	17,846,101
Telefonica Europe BV:
3.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	13,300,000	14,250,727
6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	11,439,350
Telia Co. AB:
3.00% Sub. Nts., 4/4/78[1,5,12]	EUR	1,500,000	1,605,165

26        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
Telia Co. AB: (Continued)
3.25% Jr. Sub. Nts., 10/4/77[1,5,12]	SEK	75,000,000	$8,338,834

			98,082,955
Wireless Telecommunication Services—0.7%
Bharti Airtel International Netherlands BV, 5.125% Sr. Unsec. Nts., 3/11/23[4]		5,920,000	6,219,114
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[4]		6,790,000	6,985,212
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	11,595,000	12,894,485
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[4]	RUB	128,400,000	2,275,699
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[4]	EUR	8,545,000	9,275,424

			37,649,934
Utilities—1.5%
Electric Utilities—0.8%
EDP-Energias de Portugal SA, 5.375% Sub. Nts., 9/16/75[1]	EUR	2,000,000	2,301,290
Electricite de France SA, 4.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	3,100,000	3,396,864
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[1]	EUR	4,870,000	5,371,307
Enel Americas SA, 4% Sr. Unsec. Nts., 10/25/26		2,440,000	2,419,870
Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000	11,505,455
8.75% Jr. Sub. Nts., 9/24/73[1,4]		5,000,000	5,762,500
Greenko Investment Co., 4.875% Sr. Sec. Nts., 8/16/23		2,940,000	2,890,820
NN Group NV, 4.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,000,000	7,657,762
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,040,394

			43,346,262
Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power Partners/Empresa
Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[4]		4,800,000	5,161,776
AES Argentina Generacion SA, 7.75% Sr. Unsec. Nts., 2/2/24[4]		2,520,000	2,546,385
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[4]		6,185,000	6,061,300
Neerg Energy Ltd., 6% Sr. Sec. Nts., 2/13/22[4]		4,045,000	4,110,549
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,244,000
Trinidad Generation UnLtd, 5.25% Sr. Unsec. Nts., 11/4/27[4]		3,045,000	3,041,955

			26,165,965
Multi-Utilities—0.2%
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	7,870,000	9,087,859

Total Corporate Bonds and Notes (Cost $1,626,186,271)			1,607,442,497
		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[4,7] (Cost $0)		868,851	—

27        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Structured Securities—0.3%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[4,8]		$2,808,177	$1,465,250
3.054%, 4/30/25[4,8]		3,578,049	1,866,953
3.098%, 4/30/25[4,8]		3,089,072	1,611,815
3.131%, 4/30/25[4,8]		2,761,241	1,440,760
3.179%, 4/30/25[4,8]		3,437,970	1,793,863
3.231%, 4/30/25[4,8]		3,923,920	2,047,422
3.265%, 4/30/25[4,8]		3,134,753	1,635,650
3.346%, 4/30/25[4,8]		2,946,535	1,537,442
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[2,8]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	151,715,957	1,190,166
Total Structured Securities (Cost $25,773,879)			14,589,321
Short-Term Notes—2.9%
Arab Republic of Egypt Treasury Bills, 18.276%, 2/6/18[8]	EGP	68,700,000	3,298,875
United States Treasury Bills, 0.77%, 6/15/17[8,9]		150,000,000	149,782,200
Total Short-Term Notes (Cost $153,474,449)			153,081,075

			Exercise	Expiration
			Price	Date		Contracts
Exchange-Traded Option Purchased—0.0%
Euro BUND Futures, 5/17 Put[7] ($1,133,278)		EUR	161.000	4/21/17	EUR	1,000	554,736

	Counter-		Exercise	Expiration
	party		Price	Date		Contracts
Over-the-Counter Options Purchased—0.7%
BRL Currency Call[7]	GSCO-OT	BRL	3.125	6/5/17	BRL	234,375,000	1,042,969
CAD Currency Call[7]	TDB	CAD	1.330	6/5/17	CAD	133,000,000	1,203,650
CAD Currency Call[7]	GSCO-OT	MXN	15.175	6/9/17	CAD	50,000,000	158,319
EUR Currency Call[7]	GSCO-OT	PLN	4.364	6/8/17	EUR	100,000,000	386,403
EUR Currency Put[7]	BOA	USD	1.054	5/22/17	EUR	125,000,000	1,174,500
EUR Currency Put[7]	GSCO-OT	USD	1.049	6/26/17	EUR	100,000,000	1,085,900
EUR Currency Put[7]	BOA	GBP	0.875	6/14/17	EUR	100,000,000	3,443,227

28        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter-		Exercise	Expiration
	party		Price	Date		Contracts		Value
Over-the-Counter Options Purchased (Continued)
Federal Republic of Germany Euro Bonds Put[7]	JPM	EUR	117.000	12/5/17	EUR		100,000,000	$789,406
French Republic Euro Bonds Call[7]	JPM	EUR	95.250	5/26/17	EUR		100,000,000	245,044
GBP Currency Put[7]	BOA	USD	1.228	4/21/17	GBP		75,000,000	172,500
INR Currency Call[7]	GSCO-OT	INR	67.000	1/17/18	INR		6,700,000,000	1,949,700
INR Currency Call[7]	GSCO-OT	INR	71.000	1/17/18	INR		7,100,000,000	6,141,500
INR Currency Call[7]	CITNA-B	INR	66.550	2/9/18	INR		6,655,000,000	1,610,510
INR Currency Call[7]	SCB	INR	69.780	2/9/18	INR		6,978,000,000	4,570,590
JPY Currency Call[7]	GSCO-OT	JPY	110.000	6/28/17	JPY		33,000,000,000	4,356,000
JPY Currency Call[7]	JPM	JPY	110.000	6/29/17	JPY		27,500,000,000	3,657,500
NOK Currency Call[7]	GSCO-OT	NOK	8.500	6/14/17	NOK		850,000,000	1,289,450
PHP Currency Call[7]	JPM	PHP	49.730	4/5/17	PHP		4,973,000,000	69,622
SGD Currency Call[7]	CITNA-B	SGD	1.400	6/7/17	SGD		140,000,000	1,024,520

Total Over-the-Counter Options Purchased (Cost $32,437,182)								34,371,310

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
CAP Swap maturing 2/23/18 Call[7]	BAC	Receive	MAX [0;FRO1- FRO2)- Strike Swap Rate]x10	0.600%	2/21/18	USD	100,000	1,347,787
Interest Rate Swap maturing 2/24/32 Call[7]	BOA	Pay	Three- Month KRW CD KSDA	2.060	2/23/22	KRW	56,900,000	1,672,077

29        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 2/24/32 Call[7]	BOA	Receive	Three- Month KRW CD KSDA	2.060%	2/23/22		KRW	56,900,000	$1,739,228
Interest Rate Swap maturing 3/5/47 Call[7]	JPM	Receive	Three-Month USD LIBOR	2.885	3/3/27		USD	70,000	8,398,917
Interest Rate Swap maturing 5/30/33 Put[7]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23		GBP	40,415	334,044
Interest Rate Swap maturing 6/13/20 Call[7]	BOA	Receive	Three-Month USD LIBOR	2.050	6/9/17		USD	500,000	645,165
Interest Rate Swap maturing 7/27/22 Call[7]	JPM	Receive	Six-Month EUR EURIBOR	0.471	6/23/17	EUR		200,000	357,862
Interest Rate Swap maturing 7/27/27 Call[7]	BOA	Receive	Six-Month EUR EURIBOR	0.887	6/23/17		EUR	75,000	615,599
Interest Rate Swap maturing 7/7/22 Call[7]	BOA	Receive	Three-Month USD LIBOR	2.216	6/5/17		USD	250,000	875,643
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $23,575,116)									15,986,322

							Shares
Investment Company—2.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.66%[10,11] (Cost $145,921,368)								145,921,368	145,921,368
Total Investments, at Value (Cost $5,078,041,812)								96.0%	5,037,119,018
Net Other Assets (Liabilities)								4.0	209,623,598
Net Assets								100.0%	$5,246,742,616

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,037,301,153 or 19.77% of the Fund’s net assets at period end.

30        OPPENHEIMER INTERNATIONAL BOND FUND

Footnotes to Consolidated Statement of Investments (Continued)

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. Non-income producing security.

8. Zero coupon bond reflects effective yield on the original acquisition date.

9. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $40,819,644. See Note 6 of the accompanying Consolidated Notes.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares March 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	302,535,418	1,409,352,756	1,565,966,806	145,921,368

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E			$145,921,368	$528,262

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$622,841,018	12.4%
Brazil	411,856,218	8.2
India	391,581,308	7.8
United States	328,397,454	6.5
Mexico	315,724,941	6.3
France	282,883,145	5.6
Russia	237,513,640	4.7
Indonesia	226,000,374	4.5
Italy	206,438,777	4.1
South Africa	174,856,071	3.5
Spain	174,597,995	3.5
Argentina	164,948,638	3.3
Netherlands	154,928,328	3.1
Australia	97,551,835	1.9
Switzerland	95,721,287	1.9
Peru	91,613,200	1.8
Ireland	77,372,174	1.5
Ukraine	65,114,310	1.3
China	59,866,282	1.2
Malaysia	56,575,054	1.1

31        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Portugal	$55,353,405	1.1%
Greece	53,498,464	1.1
Hungary	52,213,057	1.0
Turkey	51,409,290	1.0
Luxembourg	40,364,338	0.8
Colombia	38,109,951	0.8
Germany	37,215,712	0.7
Sri Lanka	34,590,507	0.7
Kazakhstan	33,990,093	0.7
Cyprus	25,118,731	0.5
Dominican Republic	23,489,450	0.5
Ecuador	22,578,913	0.4
Chile	22,170,117	0.4
Poland	21,369,878	0.4
Serbia	19,639,251	0.4
Croatia	16,887,387	0.3
Uruguay	16,819,950	0.3
Romania	16,394,233	0.3
Egypt	15,872,156	0.3
Austria	12,894,485	0.3
Jersey, Channel Islands	12,725,193	0.3
Canada	10,394,981	0.2
Belgium	10,359,515	0.2
Guernsey	10,050,730	0.2
Sweden	9,944,000	0.2
Honduras	9,734,712	0.2
Gabon	9,633,184	0.2
New Zealand	8,943,259	0.2
Jamaica	8,420,224	0.2
Japan	8,013,500	0.2
Ivory Coast	7,900,775	0.2
Namibia	7,211,638	0.1
Eurozone	7,063,491	0.1
Vietnam	6,953,317	0.1
Morocco	6,289,245	0.1
Kuwait	6,105,347	0.1
United Arab Emirates	5,925,605	0.1
South Korea	5,895,854	0.1
Costa Rica	5,198,162	0.1
Supranational	4,298,364	0.1
Norway	3,905,185	0.1
Panama	3,634,380	0.1
Thailand	3,435,479	0.1
Senegal	3,373,623	0.1
Iraq	3,048,908	0.1
Trinidad	3,041,955	0.1
Nigeria	2,561,720	0.0
Mauritius	2,358,624	0.0
Denmark	2,158,936	0.0
Finland	1,083,553	0.0

32        OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Singapore	$1,024,520	0.0%
Philippines	69,622	0.0

Total	$5,037,119,018	100.0%

Forward Currency Exchange Contracts as of March 31, 2017
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	09/2017	USD	1,635	EUR	1,500	$21,372	$—
BAC	09/2017	USD	50,450	JPY	5,712,500	—	1,249,304
BAC	06/2017	USD	204,320	MXN	4,099,900	—	12,171,641
BAC	04/2017	USD	18,972	RUB	1,133,512	—	1,140,607
BOA	02/2018	HUF	11,852,400	USD	41,746	—	253,612
BOA	04/2017	IDR	1,702,820,000	USD	127,839	—	21,248
BOA	06/2017	INR	3,625,044	USD	53,836	1,723,113	—
BOA	04/2017 - 09/2017	JPY	58,398,048	USD	516,206	10,721,604	—
BOA	06/2017	KRW	56,805,000	USD	50,969	—	96,465
BOA	04/2017	RUB	526,000	USD	8,774	528,992	—
BOA	10/2017	USD	51,483	CNH	368,000	—	1,254,620
BOA	09/2017	USD	92,461	EUR	87,000	—	1,155,143
BOA	06/2017	USD	36,455	HUF	10,705,000	—	645,769
BOA	04/2017 - 06/2017	USD	275,750	IDR	3,702,589,000	—	1,372,127
BOA	06/2017 - 06/2017	USD	449,894	INR	29,874,812	—	7,820,952
BOA	04/2017	USD	204,000	JPY	23,238,500	—	4,836,260
BOA	06/2017	USD	50,000	KRW	56,805,000	—	872,579
BOA	06/2017	USD	91,350	RUB	5,489,400	—	4,423,388
BOA	09/2017	USD	40,601	TRY	158,130	—	850,209
BOA	06/2017	USD	182,986	ZAR	2,434,120	4,097,513	—
CITNA-B	09/2017	DKK	203,610	USD	29,229	233,984	—
CITNA-B	04/2017	BRL	144,694	USD	46,500	—	494,357
CITNA-B	10/2017	CNH	211,000	USD	29,506	731,744	—
CITNA-B	06/2017	COP	15,051,000	USD	4,943	239,585	—
CITNA-B	09/2017	GBP	4,690	USD	5,733	169,206	—
CITNA-B	04/2017	JPY	5,531,930	USD	48,405	1,308,192	—
CITNA-B	04/2017	MYR	253,940	USD	57,342	38,872	—
CITNA-B	04/2017	USD	10,000	CLP	6,621,000	—	23,538
CITNA-B	06/2017	USD	4,891	COP	14,892,000	—	237,054
CITNA-B	09/2017	USD	8,108	GBP	6,500	—	68,386
CITNA-B	09/2017	USD	50,456	JPY	5,687,500	—	1,017,021
CITNA-B	04/2017 - 06/2017	USD	114,406	MYR	507,880	68,802	16,612
CITNA-B	04/2017	USD	92,180	RUB	5,573,900	—	6,399,459
DEU	04/2017	BRL	192,250	USD	60,677	732,640	—
DEU	09/2017	EUR	982,865	USD	1,050,971	6,666,259	28,164
DEU	09/2017	GBP	84,000	USD	103,507	2,207,913	—
DEU	04/2017	USD	59,448	BRL	192,250	—	1,961,609
DEU	09/2017	USD	1,104,037	EUR	1,032,450	75,874	7,003,705
DEU	09/2017	USD	182,228	GBP	147,885	—	3,887,109
GSCO-OT	10/2017	CNH	175,000	USD	24,522	557,174	—
GSCO-OT	09/2017	EUR	22,865	USD	24,608	26,464	30,762
GSCO-OT	05/2017	IDR	675,250,000	USD	50,000	616,923	—

33        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	04/2017	INR	3,265,500	USD	50,000	$296,664	$ —
GSCO-OT	04/2017 - 09/2017	JPY	20,697,200	USD	185,135	1,726,318	447,997
GSCO-OT	04/2017	MYR	110,500	USD	25,000	—	110,538
GSCO-OT	04/2017	RUB	1,133,512	USD	19,000	1,112,368	—
GSCO-OT	09/2017	USD	38,875	EUR	36,050	83,040	—
GSCO-OT	09/2017	USD	6,261	GBP	5,000	—	31,528
GSCO-OT	02/2018	USD	42,000	HUF	11,852,400	507,403	—
GSCO-OT	04/2017 - 03/2018	USD	207,993	JPY	23,476,000	—	4,845,627
HSBC	09/2017	AUD	30,060	USD	22,989	—	90,699
HSBC	09/2017	USD	5,163	EUR	4,830	—	34,677
HSBC	09/2017	USD	16,000	AUD	20,795	159,378	—
HSBC	09/2017	GBP	4,675	USD	5,750	133,301	—
JPM	04/2017 - 05/2017	BRL	363,591	USD	113,798	1,705,674	—
JPM	09/2017	EUR	77,800	USD	84,954	—	1,237,992
JPM	09/2017	JPY	25,877,310	USD	232,525	1,672,043	—
JPM	06/2018	KRW	134,400,000	USD	128,000	—	6,864,353
JPM	05/2017	MXN	1,246,500	USD	63,847	2,292,609	—
JPM	03/2018	PHP	2,575,000	USD	50,000	182,432	—
JPM	04/2017	USD	60,370	BRL	195,540	—	2,090,385
JPM	10/2017	USD	2,515	CNH	18,000	—	64,885
JPM	04/2017	USD	95,002	JPY	10,797,000	—	2,026,657
JPM	06/2018	USD	111,767	KRW	134,400,000	—	9,368,495
JPM	03/2019	USD	50,000	PHP	2,612,500	48,825	70,365
JPM	04/2017	USD	10,010	RUB	582,100	—	284,481
JPM	04/2017	BRL	134,960	USD	42,596	514,315	—
TDB	04/2017	BRL	327,210	USD	104,774	—	254,355
TDB	05/2017	MXN	2,011,700	USD	97,824	8,917,555	—
TDB	04/2017	MYR	253,940	USD	57,450	—	68,802
TDB	09/2017	PLN	215,000	USD	52,782	1,375,616	—
TDB	04/2017 - 06/2017	USD	460,162	BRL	1,448,210	1,926,984	1,246,955
TDB	09/2017	USD	11,544	EUR	10,620	116,412	—
TDB	09/2017	USD	280,776	GBP	225,000	—	2,263,817
TDB	05/2017	USD	201,007	MXN	4,133,600	—	18,323,609
TDB	04/2017	USD	57,207	MYR	253,940	—	174,509
TDB	09/2017	USD	8,794	NZD	12,610	—	10,366
TDB	09/2017	USD	17,101	PLN	69,660	—	445,699
TDB	09/2017	USD	8,514	SEK	74,500	126,146	—
TDB	09/2017	USD	93,386	AUD	122,000	452,896	—
TDB	05/2017	USD	156	MXN	3,200	—	14,185
Total Unrealized Appreciation and Depreciation						$54,116,205	$ 109,702,676

Futures Contracts as of March 31, 2017
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

Australian Treasury Bonds, 10 yr.	ASX	Sell	6/15/17	391	$38,370,462	$739,278

34        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written at March 31, 2017
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

BRL Currency Put	GSCO-OT	BRL	3.250	6/5/17	BRL	(243,750,000)	$1,488,600	$(1,115,887)

BRL Currency Put	GSCO-OT	BRL	3.236	6/21/17	BRL	(323,550,000)	1,679,000	(2,017,011)

BRL Currency Call	GSCO-OT	BRL	3.000	6/5/17	BRL	(225,000,000)	423,975	(267,300)

CAD Currency Put	GSCO-OT	MXN	14.443	6/9/17	CAD	(50,000,000)	445,250	(1,089,141)

CAD Currency Call	GSCO-OT	MXN	15.789	6/9/17	CAD	(50,000,000)	273,288	(48,737)

CAD Currency Call	TDB	CAD	1.300	6/5/17	CAD	(130,000,000)	485,000	(366,210)

CLP Currency Call	GSCO-OT	CLP	652.600	6/15/17	CLP	(48,945,000,000)	525,750	(881,010)

CLP Currency Put	GSCO-OT	CLP	695.900	6/15/17	CLP	(52,192,500,000)	540,000	(260,962)

CLP Currency Call	JPM	CLP	645.720	6/16/17	CLP	(32,286,000,000)	353,500	(387,432)

CLP Currency Put	JPM	CLP	689.080	6/16/17	CLP	(34,454,000,000)	363,500	(241,178)

COP Currency Put	GSCO-OT	COP	3065.000	6/1/17	COP	(229,875,000,000)	1,242,584	(459,750)

COP Currency Call	GSCO-OT	COP	2890.000	6/1/17	COP	(216,750,000,000)	1,265,622	(1,517,250)

COP Currency Call	JPM	COP	2890.000	6/2/17	COP	(144,500,000,000)	642,064	(1,011,500)

COP Currency Put	JPM	COP	3060.000	6/2/17	COP	(153,000,000,000)	1,003,663	(306,000)

EUR Currency Call	BOA	GBP	0.900	6/14/17	EUR	(100,000,000)	968,695	(216,909)

EUR Currency Call	BOA	USD	1.111	5/22/17	EUR	(125,000,000)	688,126	(247,250)

EUR Currency Call	BOA	RUB	66.500	6/15/17	EUR	(50,000,000)	823,864	(297,288)

EUR Currency Put	BOA	GBP	0.850	6/14/17	EUR	(100,000,000)	909,083	(1,551,212)

EUR Currency Call	GSCO-OT	RUB	66.500	6/13/17	EUR	(50,000,000)	850,853	(277,152)

EUR Currency Call	GSCO-OT	PLN	4.480	6/8/17	EUR	(100,000,000)	504,682	(129,027)

EUR Currency Call	GSCO-OT	USD	1.119	6/26/17	EUR	(100,000,000)	719,195	(385,300)

HUF Currency Put	BOA	HUF	285.800	2/7/18	HUF	(28,580,000,000)	4,666,100	(3,858,300)

HUF Currency Put	GSCO-OT	HUF	282.200	2/2/18	HUF	(28,220,000,000)	4,725,305	(4,458,760)

INR Currency Call	CITNA-B	INR	64.600	2/9/18	INR	(6,460,000,000)	647,413	(697,680)

INR Currency Call	GSCO-OT	INR	69.000	1/17/18	INR	(13,800,000,000)	2,879,999	(7,631,400)

INR Currency Call	SCB	INR	66.738	2/9/18	INR	(6,673,800,000)	865,500	(1,735,188)

Italian Republic Bonds Call	JPM	EUR	93.450	10/2/17	EUR	(100,000,000)	1,309,670	(568,405)

JPY Currency Call[1]	GSCO-OT	JPY	107.500	6/28/17	JPY	(32,250,000,000)	2,791,200	(2,322,000)

JPY Currency Call[1]	JPM	JPY	107.500	6/29/17	JPY	(26,875,000,000)	1,875,001	(1,988,750)

NOK Currency Call	GSCO-OT	NOK	8.250	6/14/17	NOK	(825,000,000)	490,400	(405,075)

NOK Currency Put	GSCO-OT	NOK	8.900	6/14/17	NOK	(890,000,000)	866,400	(654,150)

PHP Currency Call	JPM	PHP	48.700	4/5/17	PHP	(4,870,000,000)	449,241	—

PLN Currency Put	BOA	PLN	4.080	6/21/17	PLN	(408,000,000)	1,185,000	(1,127,304)

Portuguese Republic Bonds Put	JPM	EUR	92.000	6/30/17	EUR	(40,000,000)	364,990	(205,509)

RUB Currency Put	BOA	RUB	62.000	5/5/17	RUB	(3,100,000,000)	724,500	(34,100)

RUB Currency Call	BOA	RUB	57.000	6/19/17	RUB	(2,850,000,000)	468,000	(1,048,800)

RUB Currency Call	BOA	RUB	58.000	5/5/17	RUB	(2,900,000,000)	432,000	(1,525,400)

SEK Currency Put	GSCO-OT	SEK	8.635	3/19/18	SEK	(431,740,000)	1,831,000	(2,251,092)

SEK Currency Put	JPM	SEK	8.767	6/19/17	SEK	(438,340,000)	888,250	(1,331,677)

SGD Currency Call	CITNA-B	SGD	1.384	6/7/17	SGD	(138,360,000)	428,286	(475,682)

TRY Currency Call	JPM	TRY	3.559	9/21/17	TRY	(266,925,000)	1,005,975	(951,054)

ZAR Currency Call	GSCO-OT	ZAR	13.110	6/9/17	ZAR	(983,250,000)	1,343,025	(1,261,510)

ZAR Currency Put	GSCO-OT	ZAR	13.110	6/9/17	ZAR	(983,250,000)	1,058,250	(3,580,996)

ZAR Currency Put	JPM	ZAR	13.454	6/21/17	ZAR	(672,675,000)	540,150	(1,872,054)

ZAR Currency Call	JPM	ZAR	12.221	6/21/17	ZAR	(611,025,000)	518,650	(160,700)

Total Over-the-Counter Options Written							$48,550,599	$(53,219,092)

1. Knock-In Option becomes eligible for exercise if at any time spot rates are less than or equal to 105.50 JPY per 1 USD.

35    OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Credit Default Swaps at March 31, 2017
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.28		Buy	5.000%	6/20/22	USD	50,000	$3,472,222	$(3,599,941)

Federative Republic of Brazil		Buy	1.000	12/20/17	USD	100,000	195,325	(385,834)

Federative Republic of Brazil		Sell	1.000	6/20/22	USD	15,000	928,605	(910,581)

Intesa Sanpaolo SpA		Buy	1.000	12/20/21	EUR	15,000	(548,711)	268,088

iTraxx Europe Crossover Series 27 Version 1		Buy	5.000	6/20/22	EUR	230,000	23,575,733	(22,534,555)

Kingdom of Belgium		Buy	1.000	12/20/21	USD	75,000	2,204,117	(2,569,786)

Kingdom of Belgium		Sell	1.000	12/20/21	USD	75,000	(2,417,318)	2,718,201

People’s Republic of China		Buy	1.000	6/20/22	USD	33,000	215,114	(237,547)

Republic of Italy		Sell	1.000	12/20/21	USD	16,000	585,507	(449,526)

Republic of Korea		Buy	1.000	6/20/22	USD	49,600	1,224,030	(1,180,964)

Republic Of South Africa		Buy	1.000	6/20/22	USD	9,000	(430,915)	504,998

Republic Of South Africa		Buy	1.000	6/20/22	USD	15,000	(721,251)	839,303

Republic of Turkey		Buy	1.000	6/20/22	USD	42,000	(2,803,539)	2,696,015

Total Centrally Cleared Credit Default Swaps							$25,478,919	$(24,842,129)

Over-the-Counter Credit Default Swaps at March 31, 2017
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$171,759	$97,489

Banco Bilbao Vizcaya

Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	171,759	97,489

Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,359)	305,548

Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,178)	113,072

Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	135,205

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	10,265	812,157	32,757

Federative Republic of Brazil	BNP	Sell	1.000	6/20/21	USD	65,000	7,926,133	(2,280,582)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,174,372	(589,319)

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	3,090	1,097,122	(589,319)

Hellenic Republic	GSCOI	Sell	1.000	9/20/20	USD	20,000	7,000,000	(4,283,292)

Hellenic Republic	GSCO-OT	Sell	1.000	3/20/20	USD	5,000	1,950,556	(953,591)

ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD	10,000	359,971	89,634

Kingdom of Spain	GSCO-OT	Buy	1.000	6/20/20	USD	50,000	47,068	(631,901)

Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	14,802	267,519	69,133

Portuguese Republic	GSCOI	Buy	1.000	12/20/17	USD	25,000	(354,145)	(27,333)

36        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Portuguese Republic	GSCOI	Sell	1.000%	12/20/21	USD	20,000	$1,907,243	$(1,161,848)

Portuguese Republic	GSCOI	Sell	1.000	12/20/21	USD	10,000	907,779	(580,924)

Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD	25,000	(720,209)	(27,333)

Portuguese Republic	GSCO-OT	Buy	1.000	12/20/17	USD	25,000	(705,360)	(27,333)

Reliance Industries Ltd.	GSCOI	Sell	1.000	6/20/21	USD	10,000	448,896	(61,264)

State Bank of India	BNP	Sell	1.000	9/20/19	USD	13,035	537,811	158,204

Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	627,078	23,215

Total Over-the-Counter Credit Default Swaps							$23,417,067	$(10,092,293)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single
Name Corporate Debt	$33,035,000		$—		BBB+ to BBB-
Investment Grade
Sovereign Debt	105,802,000		75,000,000		AA to BBB
Non-Investment Grade
Sovereign Debt	151,445,000		175,000,000		BB to B-
Investment Grade Single
Name Corporate Debt	47,660,000	EUR	—	EUR	A- to BBB+

Total USD	$290,282,000		$250,000,000

Total EUR	47,660,000	EUR	—	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at March 31, 2017
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value
BOA	Pay	Six-Month USD BBA LIBOR	6.335%	3/23/20	INR 4,067,760	USD 62,293	$—	$1,089,021
BOA	Pay	Three- Month USD BBA LIBOR	4.560	3/29/19	CNH 1,410,400	USD 200,000	(5,522,769)	5,107,407

37        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swap (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Premiums Received / (Paid)	Value

		Six-Month
		USD BBA
BOA	Pay	LIBOR	6.250%	3/14/19	INR 1,669,268	USD 25,000	$—	$1,659,259

		Six-Month
		USD BBA
BOA	Pay	LIBOR	6.250	3/15/19	INR 1,667,000	USD 25,000	—	1,580,930

Total Over-the-Counter Currency Swap							$(5,522,769)	$9,436,617

Centrally Cleared Interest Rate Swaps at March 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

		Three-Month HUF
BAC	Receive	BUBOR	0.945%	2/28/19	HUF	29,500,000	$—	$(387,182)

Three-Month PLN
BAC	Pay	WIBOR WIBO	2.060	2/28/19	PLN	420,000	—	85,189

MXN TIIE
BOA	Pay	BANXICO	6.500	11/24/26	MXN	1,000,000	(15)	(3,434,244)

MXN TIIE
BOA	Pay	BANXICO	6.500	11/20/26	MXN	500,000	(47)	(1,716,396)

MXN TIIE
BOA	Pay	BANXICO	6.840	11/14/18	MXN	1,100,000	—	(263,308)

MXN TIIE
BOA	Receive	BANXICO	7.420	11/4/26	MXN	280,000	—	(8,964)

Three-Month HUF
CITNA-B	Receive	BUBOR	1.025	3/5/19	HUF	14,750,000	—	(230,818)

MXN TIIE
CITNA-B	Receive	BANXICO	8.090	1/18/27	MXN	580,000	—	(1,458,618)

Three-Month PLN
CITNA-B	Pay	WIBOR WIBO	2.125	3/5/19	PLN	211,000	—	73,774

MXN TIIE
CITNA-B	Pay	BANXICO	7.200	3/27/20	MXN	685,000	—	29,724

MXN TIIE
CITNA-B	Receive	BANXICO	7.120	12/8/17	MXN	2,765,000	—	(31,085)

Six-Month HUF
CITNA-B	Pay	BUBOR	2.740	3/7/27	HUF	3,260,000	—	221,637

Six-Month HUF
CITNA-B	Receive	BUBOR	0.720	3/7/19	HUF	14,750,000	—	(255,702)

Six-Month HUF
CITNA-B	Receive	BUBOR	1.480	11/24/21	HUF	3,000,000	—	(164,287)

Six-Month HUF
CITNA-B	Receive	BUBOR	1.560	11/18/21	HUF	6,000,000	—	(412,818)

MXN TIIE
CITNA-B	Pay	BANXICO	7.370	1/28/19	MXN	2,200,000	—	471,695

MXN TIIE
GSCOI	Pay	BANXICO	7.350	3/11/22	MXN	330,000	—	111,222

Six-Month PLN
GSCOI	Receive	WIBOR WIBO	1.775	10/10/21	PLN	95,000	3,197	(566,058)

38        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received / (Paid)	Value

		Six-Month PLN
GSCOI	Pay	WIBOR WIBO	1.780%	6/10/21	PLN	200,000	$(30,941)	$(543,749)

		Three-Month ZAR
GSCOI	Pay	JIBAR SAFEX	7.940	3/27/27	ZAR	178,500	—	(195,910)

		MXN TIIE
GSCOI	Pay	BANXICO	7.130	3/26/18	MXN	880,000	—	4,324

		MXN TIIE
GSCOI	Pay	BANXICO	7.570	12/11/19	MXN	820,000	—	467,430

		Three-Month USD
GSCOI	Pay	BBA LIBOR	1.893	2/9/20	USD	513,000	—	(852,914)

		Three-Month USD
GSCOI	Receive	BBA LIBOR	2.505	2/9/28	USD	111,300	—	290,217

JPM	Receive	BZDI	9.520	1/2/19	BRL	226,000	—	38,109

JPM	Receive	BZDI	9.865	1/4/21	BRL	248,000	—	73,569

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.315	1/15/26	PLN	90,200	(23,445)	(749,819)

JPM	Receive	BZDI	10.050	1/2/23	BRL	94,500	—	67,324

		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD	15,675	—	(49,894)

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.090	1/11/22	PLN	160,000	—	(475,104)

JPM	Pay	BZDI	9.720	1/2/19	BRL	219,000	—	2,080

JPM	Receive	BZDI	11.375	7/3/17	BRL	1,100,000	—	52,621

SIB	Pay	BZDI	10.145	1/2/25	BRL	75,000	—	(88,703)

SIB	Pay	BZDI	10.510	1/2/20	BRL	230,000	—	722,635

		MXN TIIE
SIB	Pay	BANXICO	7.090	3/23/18	MXN	780,000	—	(11,731)

SIB	Pay	BZDI	10.430	1/2/19	BRL	215,000	—	382,952

		MXN TIIE
UBS	Receive	BANXICO	7.100	12/7/17	MXN	3,000,000	—	(13,532)

		MXN TIIE
UBS	Pay	BANXICO	7.200	3/26/20	MXN	750,000	—	32,499

Total Centrally Cleared Interest Rate Swaps							$(51,251)	$(8,783,835)

Over-the-Counter Interest Rate Swaps at March 31, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BNP	Pay	BZDI	10.840%	1/2/23	BRL	92,000	$333,074

		CNY
BOA	Pay	CNREPOFIX=CFXS	4.060	9/20/22	CNY	394,000	226,719

		Three-Month MYR
BOA	Pay	KLIBOR BNM	5.070	3/9/27	MYR	240,000	1,427,672

		One-Time COP IBR
CITNA-B	Pay	OIS Compound	6.500	2/10/18	COP	300,000,000	349,511

		Six-Month CLP
GSCOI	Pay	TNA	4.350	1/14/21	CLP	23,500,000	1,384,458

39        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

		Six-Month INR
		FBIL MIBOR OIS
GSCOI	Receive	Compound	6.650%	2/16/22	INR	4,000,000	$326,907

		Twelve-Year EUR
GSCOI	Pay	CPI EXT	1.633	1/15/29	EUR	48,750	1,048,990

		Three-Month KRW
GSCOI	Receive	CD KSDA	1.926	2/22/27	KRW	61,000,000	(87,013)

		Six-Month THB
GSCOI	Pay	THBFIX	1.810	3/22/19	THB	10,000,000	326,836

		Six-Month THB
GSCOI	Receive	THBFIX	2.635	3/22/27	THB	1,000,000	112,522

		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.470	9/29/26	COP	95,000,000	1,294,994

		Six-Month THB
GSCOI	Pay	THBFIX	1.750	1/15/19	THB	4,911,000	25,025

		One-Time COP IBR
GSCOI	Pay	OIS Compound	6.070	1/11/18	COP	150,000,000	(15,171)

		Six-Month CLP
GSCOI	Pay	TNA	3.065	1/10/20	CLP	12,000,000	184

		Seven-Year EUR
GSCOI	Receive	CPI EXT	1.383	1/15/24	EUR	99,500	(1,060,776)

		One-Time COP IBR
GSCOI	Pay	OIS Compound	6.160	1/27/18	COP	155,000,000	(68,474)

		Two-Year EUR
GSCOI	Pay	CPI EXT	1.280	1/15/19	EUR	56,000	175,860

		CNY
JPM	Receive	CNREPOFIX=CFXS	3.730	4/5/19	CNY	900,000	(129,937)

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	7.300	6/1/26	COP	39,425,000	1,382,046

		Three-Month KRW
JPM	Receive	CD KSDA	2.100	4/4/27	KRW	130,000,000	40,687

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	6.980	7/11/26	COP	20,000,000	535,064

		Three-Month
		COP IBR OIS
JPM	Pay	Compound	5.700	3/8/19	COP	199,335,000	535,913

		Three-Month KRW
JPM	Receive	CD KSDA	2.120	2/22/27	KRW	132,000,000	(68,747)

		Three-Month KRW
JPM	Receive	CD KSDA	1.995	3/8/27	KRW	60,480,000	(417,796)

		Three-Month KRW
JPM	Pay	CD KSDA	1.685	3/8/20	KRW	187,200,000	269,214

		Three-Month
		COP IBR OIS
SIB	Pay	Compound	5.880	2/10/19	COP	150,000,000	514,435

		One-Time CLP
SIB	Pay	TNA	2.925	3/2/18	CLP	68,000,000	160,984

Total Over-the-Counter Interest Rate Swaps							$8,623,181

40        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Total Return Swaps at March 31, 2017

		Pay/Receive			Notional
		Total		Maturity	Amount
Reference Asset	Counterparty	Return*	Floating Rate	Date	(000’s)		Value

iBoxx USD Liquid High
Yield Index Series 1
Version 1	BOA	Pay	USD BBA LIBOR	6/26/17	USD	25,000	$195,467

iBoxx USD Liquid High
Yield Index Series 1
Version 1	JPM	Receive	EUR EURIBOR	6/26/17	EUR	100,000	444,711

iBoxx USD Liquid High
Yield Index Series 1
Version 1	JPM	Receive	EUR EURIBOR	6/26/17	EUR	50,000	360,351

iBoxx USD Liquid High
Yield Index Series 1
Version 1	JPM	Pay	USD BBA LIBOR	6/26/17	USD	25,000	245,065

Total Over-the-Counter Total Return Swaps							$1,245,594

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at March 31, 2017

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default
Swap Maturing
6/20/22 Call	JPM	Sell	CDX.NA.HY.28	5.00%	6/21/17	USD	100,000	$610,000	$(479,190)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2017

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Three-
Interest Rate			Month
Swap maturing			USD
6/7/22 Call	BOA	Pay	LIBOR	2.416%	6/5/17	USD	250,000	$925,000	$(318,960)

Three-
Interest Rate			Month
Swap maturing			USD
6/13/20 Call	BOA	Receive	LIBOR	1.900	6/9/17	USD	500,000	1,000,000	(1,589,370)

Three-
Interest Rate			Month
Swap maturing			USD
6/12/24 Call	BOA	Receive	LIBOR	2.295	6/8/17	USD	150,000	1,065,000	(1,292,542)

Three-
Interest Rate			Month
Swap maturing			USD
6/13/20 Call	BOA	Pay	LIBOR	2.250	6/9/17	USD	500,000	800,000	(187,550)

41        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

Three-
Interest Rate			Month
Swap maturing			CAD BA
7/14/22 Call	BOA	Pay	CDOR	1.683%	6/14/17	CAD	200,000	$895,112	$(288,807)

Six-
Interest Rate			Month
Swap maturing			EUR
6/27/27 Call	BOA	Pay	EURIBOR	1.137	6/23/17	EUR	75,000	275,069	(200,153)

Three-
Interest Rate			Month
Swap maturing			CAD BA
6/8/22 Call	BOA	Pay	CDOR	1.605	6/8/17	CAD	400,000	1,856,941	(828,587)

Six-
Interest Rate			Month
Swap maturing			AUD BBR
5/23/27 Call	BOA	Receive	BBSW	3.000	5/22/17	AUD	150,000	1,056,513	(1,028,175)

Three-
Interest Rate			Month
Swap maturing			USD
6/21/27 Call	BOA	Receive	LIBOR	2.528	6/19/17	USD	150,000	1,950,000	(2,481,216)

Six-
Month
Interest Rate			PLN
Swap maturing			WIBOR
5/8/22 Call	GSCOI	Pay	WIBO	2.643	5/4/17	PLN	270,000	450,683	(41,238)

Six-
Interest Rate			Month
Swap maturing			SGD SOR
5/25/27 Call	GSCOI	Receive	VWAP	2.655	5/23/17	SGD	70,000	547,887	(801,772)

Six-
Interest Rate			Month
Swap maturing			EUR
6/7/47 Call	GSCOI	Receive	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(1,758,919)

Six-
Interest Rate			Month
Swap maturing			EUR
6/7/47 Call	GSCOI	Pay	EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(504,081)

Six-
Interest Rate			Month
Swap maturing			EUR
8/15/46 Call	JPM	Pay	EURIBOR	1.825	12/5/17	EUR	100,000	1,903,799	(2,348,880)

Six-
Interest Rate			Month
Swap maturing			EUR
2/15/26 call	JPM	Pay	EURIBOR	0.638	4/21/17	EUR	156,500	1,132,113	(921,801)

Three-
Interest Rate			Month
Swap maturing			USD
6/12/24 Call	JPM	Receive	LIBOR	2.320	6/8/17	USD	150,000	1,083,000	(1,431,050)

42        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value

			Three-
			Month
Interest Rate			SEK
Swap maturing			STIBOR
6/16/22 Call	JPM	Pay	SIDE	0.627%	6/14/17	SEK	1,000,000	$402,309	$(192,533)

			Three-
Interest Rate			Month
Swap maturing			USD
5/5/30 Call	JPM	Pay	LIBOR	2.840	3/3/20	USD	68,000	3,495,200	(3,027,322)

Total Over-the-Counter Interest Rate Swaptions Written								$30,346,266	$(19,242,956)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone

43        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand
Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.28	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
CPI EXT	Excluding Tobacco Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
FRO1	Floating Rate Option 30 yr. Rate
FRO2	Floating Rate Option 10 yr. Rate
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series 27
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR	London-Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
SOR VWAP	Swap Offered Rate Singapore Dollar Index
STIBOR SIDE	Stockholm Interbank Offered Rate
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate
Exchange Abbreviations
ASX	Australian Securities Exchange

See accompanying Notes to Consolidated Financial Statements.

44        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2017 Unaudited

Assets

Investments, at value—see accompanying Consolidated statement of investments:
Unaffiliated companies (cost $4,932,120,444)	$4,891,197,650
Affiliated companies (cost $145,921,368)	145,921,368

5,037,119,018
Cash	98,349,612
Cash—foreign currencies (cost $6,879,777)	7,090,467
Cash used for collateral on futures	3,365,000
Cash used for collateral on OTC derivatives	63,132,800
Cash used for collateral on centrally cleared swaps	166,602,675
Unrealized appreciation on forward currency exchange contracts	54,116,205
Swaps, at value (net premiums paid $2,785,157)	22,275,052
Centrally cleared swaps, at value (premiums paid $6,921,734)	10,153,606
Receivables and other assets:
Interest and dividends	72,071,090
Investments sold (including $3,058,321 sold on a when-issued or delayed delivery basis)	51,809,640
Shares of beneficial interest sold	5,606,143
Variation margin receivable	15,083
Other	351,012

Total assets	5,592,057,403
Liabilities
Unrealized depreciation on forward currency exchange contracts	109,702,676
Options written, at value (premiums received $48,550,599)	53,219,092
Swaps, at value (net premiums received $20,679,455)	13,061,953
Centrally cleared swaps, at value (net premiums received $32,349,402)	43,779,570
Swaptions written, at value (premiums received $30,956,266)	19,722,146
Payables and other liabilities:
Investments purchased (including $35,639,802 purchased on a when-issued or delayed delivery basis)	87,660,188
Shares of beneficial interest redeemed	14,889,244
Dividends	1,250,254
Variation margin payable	587,923
Distribution and service plan fees	417,335
Trustees’ compensation	286,204
Foreign capital gains tax	164,678
Shareholder communications	52,580
Other	520,944

Total liabilities	345,314,787
Net Assets	$5,246,742,616

45        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Composition of Net Assets
Par value of shares of beneficial interest	$912,878
Additional paid-in capital	5,813,037,619
Accumulated net investment loss	(212,591,432)
Accumulated net realized loss on investments and foreign currency transactions	(282,435,350)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(72,181,099)

Net Assets	$5,246,742,616

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,405,647,443 and 244,382,367 shares of beneficial interest outstanding)	$5.75

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.04

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,758,899 and 1,877,438 shares of beneficial interest outstanding)	$5.73

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $414,576,541 and 72,347,245 shares of beneficial interest outstanding)	$5.73

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,270,578,054 and 221,162,589 shares of beneficial interest outstanding)	$5.74

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,426,546 and 22,915,780 shares of beneficial interest outstanding)	$5.74

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,013,755,133 and 350,192,923 shares of beneficial interest outstanding)	$5.75

See accompanying Notes to Consolidated Financial Statements.

46        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended March 31, 2017 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $1,013,985)	$128,420,701
Dividends from affiliated companies	528,262

Total investment income	128,948,963
Expenses
Management fees	14,779,062
Distribution and service plan fees:
Class A	1,802,408
Class B	67,679
Class C	2,202,321
Class R	337,457
Transfer and shareholder servicing agent fees:
Class A	1,607,338
Class B	14,919
Class C	485,143
Class I	209,944
Class R	148,951
Class Y	2,173,585
Shareholder communications:
Class I	984
Custodian fees and expenses	539,023
Trustees’ compensation	85,123
Borrowing fees	51,907
Other	310,770

Total expenses	24,816,614
Less reduction to custodian expenses	(11,577)
Less waivers and reimbursements of expenses	(628,005)

Net expenses	24,177,032
Net Investment Income	104,771,931

47        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options and swaptions exercised) (net of foreign capital gains tax of $456,875)	$(69,393,085)
Closing and expiration of option contracts written	12,342,121
Closing and expiration of futures contracts	(2,157,428)
Foreign currency transactions	(5,866,414)
Swap contracts	(25,062,266)
Closing and expiration of swaption contracts written	4,088,376

Net realized loss	(86,048,696)
Net change in unrealized appreciation/depreciation on:
Investment transactions (net of foreign capital gains tax of $164,678)	12,696,367
Translation of assets and liabilities denominated in foreign currencies	(121,150,505)
Futures contracts	(1,247,245)
Option contracts written	(15,762,833)
Swap contracts	31,423,406
Swaption contracts written	11,431,883

Net change in unrealized appreciation/depreciation	(82,608,927)
Net Decrease in Net Assets Resulting from Operations	$(63,885,692)

See accompanying Notes to Consolidated Financial Statements.

48        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
Operations
Net investment income	$104,771,931	$245,019,070
Net realized loss	(86,048,696)	(90,223,663)
Net change in unrealized appreciation/depreciation	(82,608,927)	438,655,151
Net increase (decrease) in net assets resulting from operations	(63,885,692)	593,450,558
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,869,207)	(28,695,968)
Class B	(293,273)	(331,852)
Class C	(9,487,824)	(6,892,603)
Class I	(38,350,687)	(26,029,127)
Class R	(3,245,223)	(2,295,521)
Class Y	(52,157,914)	(41,834,717)
	(140,404,128)	(106,079,788)
Tax return of capital distribution:
Class A	—	(37,451,448)
Class B	—	(433,103)
Class C	—	(8,995,618)
Class I	—	(33,970,923)
Class R	—	(2,995,912)
Class Y	—	(54,598,987)
	—	(138,445,991)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(151,628,277)	(493,083,408)
Class B	(6,817,736)	(22,776,411)
Class C	(61,976,741)	(120,840,114)
Class I	(300,513,235)	385,646,845
Class R	(10,193,442)	(28,697,932)
Class Y	8,930,253	(835,584,507)
	(522,199,178)	(1,115,335,527)
Net Assets
Total decrease	(726,488,998)	(766,410,748)
Beginning of period	5,973,231,614	6,739,642,362
End of period (including accumulated net investment loss of $212,591,432 and $176,959,235, respectively)	$5,246,742,616	$5,973,231,614

See accompanying Notes to Consolidated Financial Statements.

49        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.62	$6.01	$6.09	$6.54	$6.29

Income (loss) from investment operations:
Net investment income[2]	0.11	0.22	0.18	0.19	0.23	0.25
Net realized and unrealized gain (loss)	(0.17)	0.33	(0.39)	(0.08)	(0.40)	0.33

Total from investment operations	(0.06)	0.55	(0.21)	0.11	(0.17)	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.10)	(0.14)	(0.07)	(0.24)	(0.33)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.12)	(0.04)	(0.12)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.22)	(0.18)	(0.19)	(0.28)	(0.33)

Net asset value, end of period	$5.75	$5.95	$5.62	$6.01	$6.09	$6.54

Total Return, at Net Asset Value[4]	(0.90)%	9.95%	(3.57)%	1.86%	(2.77)%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,405,647	$1,611,584	$2,010,994	$3,104,220	$4,794,923	$5,886,327

Average net assets (in thousands)	$1,463,378	$1,753,796	$2,556,904	$4,022,858	$5,586,929	$6,013,740

Ratios to average net assets:[5]
Net investment income	3.74%	3.78%	3.03%	3.16%	3.61%	3.89%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.02%	1.02%	1.01%	1.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.05%	1.05%	1.02%	1.02%	1.01%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	1.03%	1.02%[8]	1.02%[8]	1.01%[8]	1.02%[8]

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

50        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.06%
Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

51        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$5.92	$5.60	$5.99	$6.07	$6.51	$6.27

Income (loss) from investment operations:
Net investment income[2]	0.09	0.17	0.13	0.14	0.18	0.19
Net realized and unrealized gain (loss)	(0.16)	0.32	(0.38)	(0.08)	(0.40)	0.33

Total from investment operations	(0.07)	0.49	(0.25)	0.06	(0.22)	0.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.07)	(0.11)	(0.05)	(0.18)	(0.28)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.10)	(0.03)	(0.09)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.17)	(0.14)	(0.14)	(0.22)	(0.28)

Net asset value, end of period	$5.73	$5.92	$5.60	$5.99	$6.07	$6.51

Total Return, at Net Asset Value[4]	(1.12)%	8.96%	(4.32)%	1.06%	(3.46)%	8.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,759	$18,210	$39,835	$73,164	$128,905	$193,955

Average net assets (in thousands)	$13,541	$25,916	$56,357	$99,269	$165,674	$208,830

Ratios to average net assets:[5]
Net investment income	3.03%	2.95%	2.27%	2.38%	2.77%	3.02%
Expenses excluding specific expenses listed below	1.80%	1.81%	1.77%	1.81%	1.85%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.81%	1.77%	1.81%	1.85%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.79%	1.77%[8]	1.81%[8]	1.85%[8]	1.89%[8]

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

52        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.81%
Year Ended September 30, 2016	1.81%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

53        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$5.92	$5.60	$5.99	$6.07	$6.51	$6.27

Income (loss) from investment operations:
Net investment income[2]	0.08	0.17	0.13	0.15	0.19	0.20
Net realized and unrealized gain (loss)	(0.15)	0.32	(0.38)	(0.08)	(0.40)	0.33

Total from investment operations	(0.07)	0.49	(0.25)	0.07	(0.21)	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.07)	(0.11)	(0.06)	(0.19)	(0.29)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.10)	(0.03)	(0.09)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.17)	(0.14)	(0.15)	(0.23)	(0.29)

Net asset value, end of period	$5.73	$5.92	$5.60	$5.99	$6.07	$6.51

Total Return, at Net Asset Value[4]	(1.12)%	8.97%	(4.31)%	1.13%	(3.30)%	8.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$414,577	$493,319	$585,788	$858,281	$1,238,931	$1,614,123

Average net assets (in thousands)	$441,596	$524,002	$713,793	$1,033,206	$1,509,389	$1,651,022

Ratios to average net assets:[5]
Net investment income	2.99%	3.04%	2.30%	2.45%	2.93%	3.21%
Expenses excluding specific expenses listed below	1.80%	1.80%	1.77%	1.74%	1.69%	1.71%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.80%	1.77%	1.74%	1.69%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.78%	1.77%[8]	1.74%[8]	1.69%[8]	1.71%[8]

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

54        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

55        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Period Ended September 28, 2012 [1,2]
Per Share Operating Data
Net asset value, beginning of period	$5.94	$5.61	$6.00	$6.08	$6.53	$6.36

Income (loss) from investment operations:
Net investment income[3]	0.12	0.24	0.21	0.22	0.24	0.18
Net realized and unrealized gain (loss)	(0.16)	0.33	(0.39)	(0.08)	(0.38)	0.18

Total from investment operations	(0.04)	0.57	(0.18)	0.14	(0.14)	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.10)	(0.16)	(0.09)	(0.27)	(0.19)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[4]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.14)	(0.05)	(0.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.16)	(0.24)	(0.21)	(0.22)	(0.31)	(0.19)

Net asset value, end of period	$5.74	$5.94	$5.61	$6.00	$6.08	$6.53

Total Return, at Net Asset Value[5]	(0.52)%	10.45%	(3.16)%	2.32%	(2.31)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,270,578	$1,631,480	$1,154,225	$779,478	$542,637	$855

Average net assets (in thousands)	$1,400,467	$1,406,045	$918,521	$611,312	$206,805	$380

Ratios to average net assets:[6]
Net investment income	4.18%	4.28%	3.54%	3.58%	3.95%	4.20%
Expenses excluding specific expenses listed below	0.61%	0.60%	0.57%	0.56%	0.57%	0.57%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.61%	0.60%	0.57%	0.56%	0.57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.58%	0.57%[9]	0.56%[9]	0.57%[9]	0.57%[9]

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

56        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.62%
Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

9. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

57        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$5.93	$5.60	$5.99	$6.07	$6.52	$6.28

Income (loss) from investment operations:
Net investment income[2]	0.10	0.20	0.16	0.17	0.20	0.22
Net realized and unrealized gain (loss)	(0.15)	0.33	(0.39)	(0.08)	(0.40)	0.33

Total from investment operations	(0.05)	0.53	(0.23)	0.09	(0.20)	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.09)	(0.12)	(0.07)	(0.21)	(0.31)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.11)	(0.04)	(0.10)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.20)	(0.16)	(0.17)	(0.25)	(0.31)

Net asset value, end of period	$5.74	$5.93	$5.60	$5.99	$6.07	$6.52

Total Return, at Net Asset Value[4]	(0.87)%	9.70%	(3.84)%	1.55%	(3.16)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,427	$146,479	$166,932	$216,721	$252,758	$314,773

Average net assets (in thousands)	$135,625	$149,525	$192,512	$234,841	$290,208	$314,673

Ratios to average net assets:[5]
Net investment income	3.48%	3.54%	2.81%	2.84%	3.19%	3.50%
Expenses excluding specific expenses listed below	1.30%	1.29%	1.27%	1.35%	1.53%	1.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.30%	1.29%	1.27%	1.35%	1.53%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.27%	1.27%[8]	1.32%	1.43%	1.41%

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

58        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	1.31%
Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

59        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 28, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.61	$6.01	$6.09	$6.53	$6.29

Income (loss) from investment operations:
Net investment income[2]	0.11	0.23	0.20	0.21	0.25	0.26
Net realized and unrealized gain (loss)	(0.16)	0.34	(0.41)	(0.08)	(0.40)	0.33

Total from investment operations	(0.05)	0.57	(0.21)	0.13	(0.15)	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.10)	(0.15)	(0.08)	(0.25)	(0.35)
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	0.00	(0.13)	(0.04)	(0.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.15)	(0.23)	(0.19)	(0.21)	(0.29)	(0.35)

Net asset value, end of period	$5.75	$5.95	$5.61	$6.01	$6.09	$6.53

Total Return, at Net Asset Value[4]	(0.78)%	10.42%	(3.50)%	2.14%	(2.36)%	9.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,013,755	$2,072,160	$2,781,868	$3,431,584	$3,946,008	$4,736,285

Average net assets (in thousands)	$1,980,972	$2,399,267	$3,128,046	$3,532,821	$4,710,455	$4,446,720

Ratios to average net assets:[5]
Net investment income	3.97%	4.03%	3.32%	3.43%	3.88%	4.16%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.77%	0.74%	0.74%	0.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.80%	0.80%	0.77%	0.74%	0.74%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.78%	0.77%[8]	0.74%[8]	0.74%[8]	0.75%[8]

Portfolio turnover rate	47%	128%	111%	108%	105%	111%

60        OPPENHEIMER INTERNATIONAL BOND FUND

1. Represents the last business day of the Fund’s reporting period

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2017	0.81%
Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

61        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS March 31, 2017 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S.

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2. Significant Accounting Policies (Continued)

issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 966,844 shares with net assets of $86,738,169 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$66,637,470
Net assets	$86,738,169
Net income (loss)	$862,522
Net realized gain (loss)	$(4,312,934)
Net change in unrealized appreciation/depreciation	$(156,019)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

63        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise

64        OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $104,182,747 and straddle losses of $3,825,618 which were deferred. Details of the fiscal year ended September 30, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$ 194,829,413

At period end, it is estimated that the capital loss carryforwards would be $388,886,474, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

65        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,082,389,512
Federal tax cost of other investments	(153,580,238)

Total federal tax cost	$4,928,809,274

Gross unrealized appreciation	$340,874,454
Gross unrealized depreciation	(417,403,253)

Net unrealized depreciation	$(76,528,799)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value

66        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will

67        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third

68        OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$90,447,488	$—	$90,447,488
Mortgage-Backed Obligations	—	143,422,702	—	143,422,702
Foreign Government Obligations	—	2,831,302,199	—	2,831,302,199
Corporate Bonds and Notes	—	1,607,260,155	182,342	1,607,442,497
Common Stock	—	—	—	—
Structured Securities	—	13,399,155	1,190,166	14,589,321
Short-Term Notes	—	153,081,075	—	153,081,075

69        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Exchange-Traded Option Purchased	$554,736	$—	$—	$554,736
Over-the-Counter Options Purchased	—	34,371,310	—	34,371,310
Over-the-Counter Interest Rate
Swaptions Purchased	—	15,986,322	—	15,986,322
Investment Company	145,921,368	—	—	145,921,368

Total Investments, at Value	146,476,104	4,889,270,406	1,372,508	5,037,119,018
Other Financial Instruments:
Swaps, at value	—	22,275,052	—	22,275,052
Centrally cleared swaps, at value	—	10,153,606	—	10,153,606
Forward currency exchange contracts	—	54,116,205	—	54,116,205

Total Assets	$146,476,104	$4,975,815,269	$1,372,508	$5,123,663,881

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(13,061,953)	$—	$(13,061,953)
Centrally cleared swaps, at value	—	(43,779,570)	—	(43,779,570)
Options written, at value	—	(53,219,092)	—	(53,219,092)
Futures contracts	(739,278)	—	—	(739,278)
Forward currency exchange contracts	—	(109,702,676)	—	(109,702,676)
Swaptions written, at value	—	(19,722,146)	—	(19,722,146)

Total Liabilities	$(739,278)	$(239,485,437)	$—	$(240,224,715)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could

70        OPPENHEIMER INTERNATIONAL BOND FUND

4. Investments and Risks (Continued)

adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed

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4. Investments and Risks (Continued)

delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$35,639,802
Sold securities	3,058,321

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

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4. Investments and Risks (Continued)

Cost	$17,188,404
Market Value	$7,047,652
Market Value as % of Net Assets	0.13%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the

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6. Use of Derivatives (Continued)

close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,210,379,460 and $6,965,223,177, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $47,358,895 and $253,778,455 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value

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6. Use of Derivatives (Continued)

of $19,932,198 and $23,712,773 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,301,269 and $26,921,742 on written call options and written put options, respectively. Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2016	(3,332,049,780,750)	$67,408,416
Options written	(8,529,860,945,000)	185,447,323
Options closed or expired	(2,388,071,855,000)	(12,342,120)
Options exercised	(8,396,821,705,750)	(191,963,020)

Options outstanding as of March 31, 2017	1,077,017,165,000	$48,550,599

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

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6. Use of Derivatives (Continued)

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $910,471,478 and $387,904,005 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $45,611,457 on currency swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,634,501,082 and $2,272,135,371 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $68,693,571 and $14,271,692 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated

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6. Use of Derivatives (Continued)

Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract. The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $28,472,330 and $35,695,679 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2016	23,442,278,000	$41,633,006
Swaptions written	26,674,500,000	121,121,418
Swaptions closed or expired	(13,580,000,000)	(4,088,376)
Swaptions exercised	(32,047,278,000)	(127,709,782)

Swaptions outstanding as of March 31, 2017	4,489,500,000	$30,956,266

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $5,503,829.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the

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6. Use of Derivatives (Continued)

event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant. Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

83        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Banco Santander SA	$675,419	$–	$–	$(370,000)	$305,419
Bank of America NA	38,877,841	(38,877,841)	–	–	–
Barclays Bank plc	2,008,751	(2,008,751)	–	–	–
BNP Paribas	524,035	(524,035)	–	–	–
Citibank NA	5,774,926	(5,774,926)	–	–	–
Deutsche Bank AG	9,682,686	(9,682,686)	–	–	–
Goldman Sachs Bank USA	21,426,229	(21,426,229)	–	–	–
Goldman Sachs International	4,695,776	(4,695,776)	–	–	–
HSBC Bank USA NA	292,679	(125,376)	–	(160,000)	7,303
JPMorgan Chase Bank NA	23,747,300	(23,747,300)	–	–	–
Standard Chartered Bank	4,570,590	(1,735,188)	–	(2,710,000)	125,402
Toronto Dominion Bank	14,119,259	(14,119,259)	–	–	–
UBS AG	353,398	–	(353,398)	–	–

	$126,748,889	$(122,717,367)	$(353,398)	$(3,240,000)	$438,124

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

84        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(41,724,295)	$38,877,841	$–	$2,846,454	$–
Barclays Bank plc	(15,740,190)	2,008,751	13,456,439	275,000	–
BNP Paribas	(2,280,582)	524,035	462,328	972,000	(322,219)
Citibank NA	(9,429,789)	5,774,926	370,863	3,284,000	–
Deutsche Bank AG	(12,880,587)	9,682,686	1,231,210	1,966,691	–
Goldman Sachs Bank USA	(38,120,120)	21,426,229	783,860	15,133,000	(777,031)
Goldman Sachs International	(10,452,105)	4,695,776	–	5,756,329	–
HSBC Bank USA NA	(125,376)	125,376	–	–	–
JPMorgan Chase Bank NA	(40,049,128)	23,747,300	7,251,456	9,050,372	–
Standard Chartered Bank	(1,735,188)	1,735,188	–	–	–
Toronto Dominion Bank	(23,168,507)	14,119,259	6,984,843	–	(2,064,405)

	$(195,705,867)	$122,717,367	$30,540,999	$39,283,846	$(3,163,655)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$2,367,340	Swaps, at value	$11,214,039
Forward currency
exchange contracts	Swaps, at value	9,436,617
Interest rate contracts	Swaps, at value	10,471,095	Swaps, at value	1,847,914
Credit contracts	Centrally cleared swaps, at value	7,026,605	Swaps, at value	31,868,734
Interest rate contracts	Centrally cleared swaps,at value	3,127,001	Swaps, at value	11,910,836
Interest rate contracts	Variation margin receivable	15,083*	Variation margin payable	587,923*

85        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
	Unrealized appreciation on		Unrealized depreciation on
Forward currency	foreign currency exchange		foreign currency exchange
exchange contracts	contracts	$54,116,205	contracts	$109,702,676
Foreign currency
exchange contracts			Options written, at value	52,445,178
Interest rate contracts			Options written, at value	773,914
Credit contracts			Swaptions written, at value	479,190
Interest rate contracts			Swaptions written, at value	19,242,956
Forward currency
exchange contracts	Investments, at value	33,336,860**
Interest rate contracts	Investments, at value	17,575,508**

Total		$137,472,314		$240,073,360

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts
Credit contracts	$1,298,116	$—	$—	$—
Forward currency exchange contracts	16,894,995	—	12,342,121	—
Interest rate contracts	(16,982,567)	4,088,376	—	(2,157,428)

Total	$1,210,544	$4,088,376	$12,342,121	$(2,157,428)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Foreign currency transactions	Swap contracts	Total
Credit contracts		$—	$(34,850,104)	$(33,551,988)
Forward currency exchange contracts		(3,759,672)	258,000	25,735,444
Interest rate contracts		—	9,529,838	(5,521,781)

Total		$(3,759,672)	$(25,062,266)	$(13,338,325)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised if any.

86        OPPENHEIMER INTERNATIONAL BOND FUND

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$78,484	$45,622	$—	$—
Forward currency exchange contracts	10,464,750	–	(13,057,358)	—
Interest rate contracts	10,724,928	11,386,261	(2,705,475)	(1,247,245)

Total	$21,268,162	$11,431,883	$(15,762,833)	$(1,247,245)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments		Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts		$—	$21,237,455	$21,361,561
Forward currency exchange contracts		(122,822,505)	3,913,848	(121,501,265)
Interest rate contracts		—	6,272,103	24,430,572

Total		$(122,822,505)	$31,423,406	$(75,709,132)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	16,382,137	$93,705,483	39,335,254	$223,275,613
Dividends and/or distributions reinvested	5,833,155	33,207,497	10,334,209	59,053,670
Redeemed	(48,847,656)	(278,541,257)	(136,717,148)	(775,412,691)

Net decrease	(26,632,364)	$(151,628,277)	(87,047,685)	$(493,083,408)

Class B
Sold	30,836	$177,641	75,815	$427,157
Dividends and/or distributions reinvested	47,358	268,590	122,595	695,594
Redeemed	(1,274,637)	(7,263,967)	(4,243,653)	(23,899,162)

Net decrease	(1,196,443)	$(6,817,736)	(4,045,243)	$(22,776,411)

Class C
Sold	1,775,263	$10,084,527	3,781,734	$21,360,105
Dividends and/or distributions reinvested	1,376,693	7,806,106	2,266,648	12,915,461
Redeemed	(14,073,871)	(79,867,374)	(27,466,654)	(155,115,680)

Net decrease	(10,921,915)	$(61,976,741)	(21,418,272)	$(120,840,114)

87        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	24,067,793	$136,868,260	181,293,238	$1,016,126,192
Dividends and/or distributions reinvested	6,600,025	37,544,812	10,269,195	58,831,696
Redeemed	(84,193,468)	(474,926,307)	(122,639,841)	(689,311,043)

Net increase (decrease)	(53,525,650)	$(300,513,235)	68,922,592	$385,646,845

Class R
Sold	1,906,914	$10,829,647	3,477,750	$19,775,544
Dividends and/or distributions reinvested	538,471	3,057,151	875,562	4,992,970
Redeemed	(4,233,981)	(24,080,240)	(9,457,727)	(53,466,446)

Net decrease	(1,788,596)	$(10,193,442)	(5,104,415)	$(28,697,932)

Class Y
Sold	53,637,338	$305,200,397	82,398,471	$468,832,533
Dividends and/or distributions reinvested	8,586,798	48,859,295	15,477,845	88,373,953
Redeemed	(60,587,900)	(345,129,439)	(244,755,467)	(1,392,790,993)

Net increase (decrease)	1,636,236	$8,930,253	(146,879,151)	$(835,584,507)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$2,230,230,802	$2,809,780,506

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average

88        OPPENHEIMER INTERNATIONAL BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”)

89        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
March 31, 2017	$52,814	$14,602	$15,119	$3,505	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $338,408. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $143,203 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or

90        OPPENHEIMER INTERNATIONAL BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$52,392
Class B	437
Class C	15,675
Class R	4,906
Class Y	72,984

This fee waiver and/or reimbursement may be terminated at any time.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

91        OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

92        OPPENHEIMER INTERNATIONAL BOND FUND

DISTRIBUTION SOURCES Unaudited

The table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

PLEASE NOTE: The sources for 2016 Oppenheimer International Bond Fund distributions have been restated due to a correction in the accounting treatment of certain bonds in the Fund. The restated 2016 distribution source information for the Fund is included in the table below.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

				Other
	Pay		Net Profit	Capital
Fund Name	Date	Net Income	from Sale	Sources
Oppenheimer International Bond Fund	3/31/16	88.2%	0.0%	11.8%
Oppenheimer International Bond Fund	4/29/16	93.0%	0.0%	7.0%
Oppenheimer International Bond Fund	6/30/16	94.8%	5.2%	0.0%
Oppenheimer International Bond Fund	6/30/16	94.8%	5.2%	0.0%
Oppenheimer International Bond Fund	7/29/16	93.9%	0.0%	6.1%
Oppenheimer International Bond Fund	8/31/16	93.6%	0.0%	6.4%
Oppenheimer International Bond Fund	9/30/16	90.8%	9.2%	0.0%
Oppenheimer International Bond Fund	10/31/16	81.9%	18.1%	0.0%
Oppenheimer International Bond Fund	11/30/16	82.0%	18.0%	0.0%
Oppenheimer International Bond Fund	12/30/16	84.5%	0.0%	15.5%
Oppenheimer International Bond Fund	1/31/17	83.7%	0.0%	16.3%
Oppenheimer International Bond Fund	2/28/17	96.9%	0.0%	3.1%

93        OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Chris Kelly, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0880.001.0317 May 26, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/15/2017